UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: March 31, 2022

Date of reporting period: March 31, 2022

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

GQG Partners Emerging Markets Equity Fund

GQG Partners Global Quality Equity Fund

GQG Partners US Select Quality Equity Fund

GQG Partners Global Quality Dividend Income Fund

GQG Partners International Quality Dividend Income Fund

GQG Partners US Quality Dividend Income Fund

ANNUAL REPORT	MARCH 31, 2022

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

The Funds file their complete schedules of investments with the US Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Form N-Q and Form N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to Fund securities, as well as information relating to how the Funds voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-362-8333; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

LETTER TO SHAREHOLDERS (Unaudited)

Dear Shareholders:

Introduction

We would like to begin this shareholder letter by recognizing the adversity facing Ukraine in the wake of Russia’s invasion in February 2022. Our hearts go out to those innocent people impacted by the war, much like they go out to those throughout the world impacted by such travesties, be they man made or otherwise.

For the fiscal year ending March 31, 2022, all of GQG’s mutual fund strategies benefited from our decision to rotate from certain higher valuation sectors to those that have, in our opinion, more attractive characteristics. However, an overweight to Russia during the period had a negative impact on performance, particularly in the International Quality Dividend Income portfolio.

Our views on the sustainability of growth and inflation led to a significant portfolio rotation

We think it is important to address two topics that we spend a lot of time thinking about and where we’re quite comfortable being different — growth and inflation. As we have noted repeatedly in the past, our mantra is rooted in preparation, not prognostication. During the fiscal period, while exposure to more cyclical areas of the market increased across our portfolios, this was not a macro prediction on the direction of commodity prices, interest rates, GDP growth, etc. Rather, it was simply an analysis of the overall opportunity set where our forward-looking quality approach uncovered what we believed were a larger array of attractive companies.

We observed other investors conflating the hope of fast and furious growth from the recent past with durable compounding well into the future. Further, it appeared that other investors felt that the current, uncharacteristic bouts of higher inflation and rising interest rates in developed markets may not have the ill effects that history has shown us.

Recency bias is quite powerful, in our opinion, and can entice investors to become comfortable with highly valued companies specifically and even certain sectors more generally. After all, we here at GQG have owned some of these names ourselves in the not too distant past. In many cases, rising valuations were not a headwind, but very much a tailwind and in a variety of instances, led to superior returns. This phenomenon occurred regardless of company profitability. Making things more difficult, in the last decade, if a manager didn’t own such companies, there was almost a guarantee that such managers would have underperformed. And if rates remained near zero in perpetuity, future earnings would obviously be worth more, so at least for a period of time, some of the overall market behavior did not appear to be completely irrational.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

However, we were mindful that short term behavioral changes driven almost entirely by the pandemic, and the massive amounts of global central bank stimulus that followed, could create a false sense of earnings sustainability for certain companies. We believed that many Information Technology and Communication Services companies in particular had pulled forward earnings from future periods and were at risk of downward revisions due to base effects. Since many of these stocks were characterized by relatively high earnings multiples, we believed that a change in investor sentiment could lead to material declines in their prices.

We have witnessed this phenomenon of great businesses impacted by an overall deflating of their price-to-fundamental multiples before. For example, after the tech bubble burst, Cisco Systems went from ~25x price-to-sales to ~4x prices-to-sales despite delivering on its promise to essentially build the infrastructure that makes the internet function. The peak market cap of Cisco Systems was ~US$500B and yet now, more than 20 years later, it’s only ~US$220B, despite delivering strong earnings growth! In our view, a high-quality company can become a low-quality investment if you pay too much for it.

Even though we build portfolios on a bottom-up basis, we cannot ignore the macro backdrop in which companies operate. Indeed, the granular work of our investment team – both evaluating company results and our non-traditional analysis – drives our macro views.

Regarding inflation, consumer prices accelerated during the fiscal period, which we expect to impact corporate profit margins and overall spending. We continue to be concerned with accelerating inflation, which we see as pervasive across a broad range of goods and services. The tight supply of industrial commodities was exacerbated by sanctions on Russia after the invasion, which has impacted agricultural commodity prices as well. Governments appear to be fighting inflation with inflation as they discuss potential subsidies for food and gasoline while releasing a portion of their strategic oil reserves. We believe that the cure for high commodity prices is demand destruction, not policies that could lead to additional demand. We continue to expect inflation to be stickier for longer.

As we reduced exposure to the Information Technology and Communication Services sectors across our portfolios, we generally added exposure to Energy, Consumer Staples and Utilities. In Energy, we believed that the fundamental trends were strong due to years of underinvestment resulting in lower supplies of certain commodities. We have also witnessed what we consider to be real discipline in production growth and capital spending, as well as a renewed focus on profitability, from many Energy companies. As a result, we were seeing strong free cash flow from our Energy names and a commitment from their management teams to return capital to shareholders via dividends. Consumer Staples was attractive to us because as inflation continues to accelerate, certain companies traditionally exhibit strong pricing power and act as solid hedges in inflationary periods.

In addition, we were attracted to select companies in the Utilities sector as certain businesses with cost pass-through pricing may act as an inflation hedge. We also expect the growth of

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

some Utilities to be supported by infrastructure spending during the energy transition to more renewables. In short, we felt that certain Utilities that we believed may deliver 6-8 per cent earnings per share growth with a high degree of certainty and a secure dividend yield of 3-5 per cent trading at what we consider to be reasonable valuations were offering more attractive risk-adjusted returns going forward than other more expensive sectors with potentially decelerating revenue and earnings growth rates.

An interesting dynamic that asserted itself during the fiscal year was that traditional “defense” may need to be continually re-examined. With all of the global crosscurrents, from inflation to bond yields to commodity prices and broad central bank tightening, we believe a phase transition was clearly underway. During a period where equity markets were broadly negative outside the US, more cyclical sectors, such as Energy, actually outperformed and consequently provided some defensive protection on the downside. For us, this is a great illustration of our forward-looking quality investment approach since backward looking consistency is not always defensive, in our opinion.

An underweight to China was helpful for the non-US portfolios…

Back in September 2021, it seemed like the phrase du jour was “China’s Lehman Moment,” which involved the highly indebted Chinese property developer Evergrande. While we were skeptical that Evergrande’s solvency issues would lead to widespread regional contagion, we did maintain an underweight to China in our non-US portfolios.

We continue to believe that China remains a growing consumer market and there are still great opportunities to make money. However, an increasingly onerous and unpredictable regulatory environment has dampened the attractiveness of this market to foreign investors, in our opinion, no matter how attractive these policies are to those in China. Under President Xi, the country seems to be moving away from a market-driven economic model to one that pays more attention to social stability and common prosperity in an effort to narrow the large and growing wealth gap. While we have found several opportunities in China in “old” economy areas like traditional banks and miners, we believe there is currently lower visibility on earnings power over our three to five year underwriting horizon for many other quality companies in which we seek to invest.

…an overweight to Russia was not

We certainly do not get everything correct, although we never stop the pursuit. This was most acute in our exposure to Russia during the period, which, despite taking down the allocation in the first quarter of 2022, still served as a net drag to performance for the non-US portfolios.

We thought there were many attractive reasons to own select Russian companies from an investment perspective, particularly in the Energy and Materials sectors, along with some Financials exposure. However, as more data emerged in January 2022 and then into early February, we exited our Financials exposures as we expected the biggest risk of possible

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

sanctions fallout from any Russian military aggression would impact those companies the most. Additionally, we continued to believe, based on underlying fundamentals, that any potential sanctions would see both commodities prices and cash flows for companies outside of Financials rise. Indeed, that is what happened, but as it turned out, exogenous forces can dominate fundamentals. After Russia’s invasion, we were in the process of exiting our remaining Russian positions when the Central Bank of Russia closed local markets to all foreign investors. In March, we marked the remaining positions down to effectively zero and intend to exit when foreign investors are allowed to sell.

Conclusion

We have many conversations about how things might evolve prospectively and what have we learned retroactively. To the former, our constant refrain of “preparation not prognostication” still holds. To the latter, in our view, it is really a focus on “process versus outcome.”

More often than not, we believe executing on our process leads to better outcomes. This process drove our decisions to increase our exposure to the Energy sector and decrease our exposure to relatively expensive “Covid winners”, which led us to good outcomes for our investors, in our opinion. In hindsight, having exposure to Russia was not the right call. However, reducing our exposure there as the data deteriorated combined with maintaining idiosyncratic and diversifying exposure that meets our forward-looking quality view, is the same process we’ve been executing on for years.

The portfolio changes we implemented during the fiscal year were in response to what we considered to be stretched valuations in certain parts of the market due to the pull forward of earnings, a higher-for-longer inflationary environment and likely interest rate increases from the Federal Reserve impacting valuation multiples.

As a result, we may have portfolios that look meaningfully different from our benchmarks and peers. We will continue to evaluate the direct and second order effects from Russia’s aggression, including spikes in commodity prices and their potential impact on global economic activity. We believe this adaptability to reposition our portfolios is a hallmark of our process and we will continue to go where the data leads us.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND MARCH 31, 2022

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the fiscal period August 1, 2021 through March 31, 2022, Institutional Shares of the GQG Partners Emerging Markets Equity Fund outperformed the benchmark MSCI Emerging Markets Index by 47 basis points, posting a total return of -9.07 per cent versus a benchmark return of -9.54 per cent.

On a sector basis, the largest contributors to relative performance were an underweight to the Consumer Discretionary sector and stock selection in the Information Technology and Energy sectors. The largest detractors to relative performance were stock selection in the Financials and Materials sectors as well as an overweight to the Energy sector. On a country basis, the largest contributors to relative performance were stock selection in the Netherlands, an underweight to China and stock selection in China. The largest detractors to relative performance were an overweight to the Netherlands, an overweight to Russia and stock selection in Russia.

During the period, we added exposure to the Energy and Consumer Staples sectors. In Energy, we believed that the fundamental trends were strong due to years of underinvestment resulting in lower supplies of certain commodities even before Russia’s invasion of Ukraine in February 2022. We have also witnessed what we consider to be real discipline in production growth and capital spending, as well as a renewed focus on profitability and dividends, from many Energy companies. Consumer Staples was also attractive, in our opinion, as inflation continued to accelerate. We believe that certain companies in this sector traditionally exhibit strong pricing power and act as solid hedges in inflationary periods.

In contrast, we reduced exposure to the Information Technology sector. We believed that certain companies pulled forward earnings from future periods due to changing end market behavior during the pandemic. As a result, we felt that recent earnings growth may not be sustainable and could be at risk of downward revisions. Since many of these stocks were characterized by relatively high earnings multiples, we believed that a change in investor sentiment could lead to material declines in their prices.

Notable Contributor to Performance

Petroleo Brasileiro S.A. - Petrobras is an oil and gas producer with additional operations in refining, transportation, petrochemicals and power generation. The company is headquartered in Brazil. Energy producers benefited during the period from significant increases in commodity prices as oil gained more than 35% and natural gas increased almost 45%. While oil was already in short supply, in our opinion, the situation was exacerbated by sanctions on Russia in the wake of its invasion of Ukraine. Russia is the second largest oil exporting country after Saudi Arabia.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND MARCH 31, 2022

Notable Detractor to Performance

Rosneft Oil Company - Rosneft is an oil and natural gas producer. The company also has refining, petrochemical and pipeline businesses. Rosneft is based in Russia. After Russia’s invasion of Ukraine in February 2022, the Moscow Stock Exchange closed for almost four weeks and then prohibited selling by non-Russian investors. Due to the impairment of price discovery and sanctions from foreign governments on investing in Russia, index provider MSCI declared the Russian equity market to be uninvestable and reduced the price of each Russian stock to less than one cent.

Definition of the Comparative Index

MSCI Emerging Markets Index (Primary Benchmark for the GQG Partners Emerging Markets Equity Fund) captures large and mid cap representation across 24 Emerging Markets (EM) countries. With 1,398 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND MARCH 31, 2022

GROWTH OF A $500,000 INVESTMENT (Unaudited)

Comparison of Change in the Value of a $500,000 Investment in the GQG Partners Emerging Markets

Equity Fund, Institutional Shares versus the MSCI Emerging Markets Index.

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2022*

	8 Months**	1 Year	3 Years	5 Years	Annualized Inception to Date

Investor shares†	-9.19%	-9.14%	9.28%	8.40%	9.80%

Institutional shares	-9.07%	-8.97%	9.49%	8.63%	10.03%

R6 shares	-9.07%	-8.97%	9.49%	8.63%	10.03%

MSCI Emerging Markets Index	-9.54%	-11.37%	4.94%	5.98%	8.14%

* The GQG Partners Emerging Markets Equity Fund commenced operations on December 28, 2016.

** Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares. Returns for R6 Shares are similar to those of Institutional Shares as the classes share the same fee structure.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and they should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 6.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND MARCH 31, 2022

SECTOR WEIGHTING (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 89.6%

	Shares	Value

BELGIUM — 0.9%

Anheuser-Busch InBev	1,376,035	$82,734,721

BRAZIL — 9.2%

Petroleo Brasileiro ADR	29,067,261	430,195,463

Vale	20,253,339	407,116,855

		837,312,318

CHINA — 13.7%

Baoshan Iron & Steel, Cl A	73,326,131	77,715,896

Beijing Oriental Yuhong Waterproof Technology, Cl A	4,899,851	34,533,323

China Construction Bank, Cl H	303,205,615	226,798,732

China Merchants Bank, Cl H	41,290,586	321,414,656

China Yangtze Power, Cl A	18,495,503	63,916,395

Kweichow Moutai, Cl A	350,869	94,500,581

PetroChina, Cl H	414,682,501	212,650,422

Zijin Mining Group, Cl A	117,922,398	209,134,882

		1,240,664,887

FRANCE — 3.0%

TotalEnergies	5,283,236	268,438,781

HONG KONG — 1.3%

CLP Holdings	12,205,265	118,936,775

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND MARCH 31, 2022

COMMON STOCK — continued

	Shares	Value

INDIA — 26.1%

Bajaj Finance	890,090	$84,884,488

Cipla	5,032,866	67,563,586

Hindalco Industries	11,155,689	83,379,514

Housing Development Finance	11,165,025	350,572,956

ICICI Bank	13,111,927	125,933,539

Infosys	4,970,707	124,720,262

Infosys ADR	14,869,326	370,097,524

ITC	87,166,096	287,813,288

JSW Steel	7,333,813	70,555,653

Reliance Industries	9,659,448	334,815,879

State Bank of India	21,889,344	141,778,659

Sun Pharmaceutical Industries	11,335,402	136,607,888

Tata Consultancy Services	1,408,428	69,306,925

Tata Steel	6,903,969	118,394,957

		2,366,425,118

INDONESIA — 2.1%

Bank Central Asia	186,309,679	103,591,607

Telekomunikasi Indonesia Persero	267,509,280	85,054,335

		188,645,942

ITALY — 1.9%

Eni	11,907,050	175,261,951

MEXICO — 1.6%

Wal-Mart de Mexico	35,339,267	144,444,070

NETHERLANDS — 5.3%

Heineken	2,968,914	284,408,248

Shell	6,972,938	192,615,475

		477,023,723

RUSSIA — 0.0%

Gazprom PJSC (A) (B)	30,141,513	3,660

LUKOIL PJSC (A) (B)	2,087,971	253

MMC Norilsk Nickel PJSC (A) (B)	15,556	2

Polymetal International (A) (B)	939,651	114

Polyus PJSC (A) (B)	426,420	52

Rosneft Oil PJSC (A) (B)	23,574,787	2,863

Severstal PAO (A) (B)	772,406	94

		7,038

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND MARCH 31, 2022

COMMON STOCK — continued

	Shares	Value

SOUTH AFRICA — 1.4%

Capitec Bank Holdings	521,357	$83,275,604

FirstRand	7,614,095	40,201,009

		123,476,613

SOUTH KOREA — 3.6%

POSCO	446,100	107,216,867

Samsung Electronics	2,322,351	132,826,601

SK Telecom	1,954,567	91,409,340

		331,452,808

SPAIN — 1.4%

Banco Bilbao Vizcaya Argentaria	22,773,613	130,626,733

TAIWAN — 5.9%

Taiwan Semiconductor Manufacturing	18,244,417	375,916,448

Taiwan Semiconductor Manufacturing ADR	1,564,600	163,125,196

		539,041,644

TURKEY — 0.7%

Eregli Demir ve Celik Fabrikalari	30,359,504	67,074,376

UNITED KINGDOM — 4.3%

HSBC Holdings (GBP)	16,935,812	116,365,507

HSBC Holdings (HKD)	10,461,841	71,497,310

Unilever ADR	2,207,225	100,583,243

Unilever PLC	2,311,035	105,365,276

		393,811,336

UNITED STATES — 7.2%

Consumer Staples — 1.5%

Coca-Cola	2,210,324	137,040,088

Energy — 3.7%

Exxon Mobil	4,028,272	332,694,985

Materials — 2.0%

Newmont	2,272,676	180,564,108

TOTAL UNITED STATES		650,299,181

Total Common Stock

(Cost $7,665,208,791)		8,135,678,015

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND MARCH 31, 2022

PREFERRED STOCK — 7.0%

	Shares	Value

BRAZIL — 7.0%

Banco Bradesco (C)	40,569,241	$189,359,266

Itau Unibanco Holding (C)	39,030,604	225,463,248

Petroleo Brasileiro (C)	31,542,153	221,567,371

Total Preferred Stock

(Cost $537,671,711)		636,389,885

Total Investments — 96.6%

(Cost $8,202,880,502)		$8,772,067,900

Percentages are based on Net Assets of $9,079,490,016.

(A)

Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of March 31, 2022 was $7,038 and represented 0.0% of Net Assets.

(B)	Level 3 security in accordance with fair value hierarchy.
(C)	There is currently no rate available.

ADR — American Depositary Receipt

Cl — Class

GBP — British Pound

HKD — Hong Kong Dollar

PJSC —Public Joint Stock Company

PLC — Public Limited Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND MARCH 31, 2022

The following is a summary of the level of inputs used as of March 31, 2022, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3†	Total

Common Stock

Belgium	$—	$82,734,721	$—	$82,734,721

Brazil	837,312,318	—	—	837,312,318

China	—	1,240,664,887	—	1,240,664,887

France	—	268,438,781	—	268,438,781

Hong Kong	—	118,936,775	—	118,936,775

India	370,097,524	1,996,327,594	—	2,366,425,118

Indonesia	—	188,645,942	—	188,645,942

Italy	—	175,261,951	—	175,261,951

Mexico	144,444,070	—	—	144,444,070

Netherlands	—	477,023,723	—	477,023,723

Russia	—	—	7,038	7,038

South Africa	—	123,476,613	—	123,476,613

South Korea	—	331,452,808	—	331,452,808

Spain	—	130,626,733	—	130,626,733

Taiwan	163,125,196	375,916,448	—	539,041,644

Turkey	—	67,074,376	—	67,074,376

United Kingdom	100,583,243	293,228,093	—	393,811,336

United States	650,299,181	—	—	650,299,181

Total Common Stock	2,265,861,532	5,869,809,445	7,038	8,135,678,015

Preferred Stock

Brazil	636,389,885	—	—	636,389,885

Total Investments in

Securities	$2,902,251,417	$5,869,809,445	$7,038	$8,772,067,900

† A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND MARCH 31, 2022

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the fiscal period August 1, 2021 through March 31, 2022, Institutional Shares of the GQG Partners Global Quality Equity Fund outperformed the benchmark MSCI ACWI Index by 701 basis points, posting a total return of 6.22 per cent versus a benchmark return of -0.79 per cent.

On a sector basis, the largest contributors to relative performance were an overweight to the Energy sector as well as stock selection in the Healthcare and Energy sectors. The largest detractors to relative performance were stock selection in the Financials and Consumer Discretionary sectors as well as an underweight to the Communication Services sector. On a country basis, the largest contributors to relative performance were stock selection in the United States, United Kingdom and Switzerland. The largest detractors to relative performance were an overweight to Russia, stock selection in Italy and an overweight to Italy.

During the period, we added exposure to the Consumer Staples and Energy sectors. Consumer Staples was attractive, in our opinion, as inflation continued to accelerate. We believe that certain companies in this sector traditionally exhibit strong pricing power and act as solid hedges in inflationary periods. In Energy, we believed that the fundamental trends were strong due to years of underinvestment resulting in lower supplies of certain commodities even before Russia’s invasion of Ukraine in February 2022. We have also witnessed what we consider to be real discipline in production growth and capital spending, as well as a renewed focus on profitability and dividends, from many Energy companies.

In contrast, we reduced exposure to the Information Technology, Communication Services and Consumer Discretionary sectors. We believed that certain companies in these sectors pulled forward earnings from future periods due to changing end market behavior during the pandemic. As a result, we felt that recent earnings growth may not be sustainable and could be at risk of downward revisions. Since many of these stocks were characterized by relatively high earnings multiples, we believed that a change in investor sentiment could lead to material declines in their prices.

Notable Contributor to Performance

Occidental Petroleum Corporation - Occidental is an oil and gas producer, pipeline operator and chemicals manufacturer. The company is based in Texas. Energy producers benefited during the period from significant increases in commodity prices as oil gained more than 35% and natural gas increased almost 45%. While oil was already in short supply, in our opinion, the situation was exacerbated by sanctions on Russia in the wake of its invasion of Ukraine. Russia is the second largest oil exporting country after Saudi Arabia.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND MARCH 31, 2022

Notable Detractor to Performance

Charter Communications, Inc. - Charter Communications is a broadband connectivity and cable operator serving residential and commercial customers in the U.S. The company is based in Connecticut. We believe that the stock declined during the period on weakening investor sentiment. The company has demonstrated slower growth in broadband subscribers and appears to be facing increasing wireless competition, which may impact the pricing of its services.

Definition of the Comparative Index

MSCI All Country World (Net) Index (MSCI ACWI) (Primary Benchmark for the GQG Partners Global Quality Equity Fund) The MSCI All Country World (Net) Index (MSCI ACWI) captures large and mid cap representation across 24 Developed Markets (DM) and 26 Emerging Markets (EM) countries. DM countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND MARCH 31, 2022

GROWTH OF A $500,000 INVESTMENT (Unaudited)

Comparison of Change in the Value of a $500,000 Investment in the GQG Partners Global Quality Equity Fund, Institutional Shares versus the MSCI All Country World (Net) Index.

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2022*

	8 Months**	1 Year	3 Years	Annualized Inception to Date

Investor shares†	6.11%	18.52%	15.76%	15.73%

Institutional shares	6.22%	18.70%	15.94%	15.91%

R6 shares	6.23%	18.63%	15.91%	15.88%

MSCI All Country World (Net) Index	-0.79%	7.28%	13.75%	13.72%

* The GQG Partners Global Quality Equity Fund commenced operations on March 29, 2019.

** Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and may differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares. Returns for R6 Shares are identical to those of Institutional Shares as the classes share the same fee structure.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and they should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 14.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND MARCH 31, 2022

SECTOR WEIGHTING (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 90.8%

	Shares	Value

AUSTRALIA — 3.4%

Glencore	4,220,174	$27,636,750

Newcrest Mining	132,494	2,659,592

		30,296,342

BRAZIL — 3.1%

Petroleo Brasileiro ADR	885,520	13,105,696

Vale	698,317	14,037,025

		27,142,721

CANADA — 4.5%

Agnico Eagle Mines	153,240	9,384,418

Enbridge	524,748	24,177,773

Nutrien	63,382	6,591,094

		40,153,285

DENMARK — 1.8%

Novo Nordisk, Cl B	122,172	13,642,699

Novo Nordisk ADR	18,380	2,041,099

		15,683,798

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND MARCH 31, 2022

COMMON STOCK — continued

	Shares	Value

FRANCE — 1.5%

BNP Paribas	53,558	$3,073,858

TotalEnergies	210,543	10,697,592

		13,771,450

GERMANY — 0.5%

E.ON	375,005	4,382,986

ITALY — 1.4%

Eni	853,737	12,566,304

LUXEMBOURG — 0.9%

ArcelorMittal	147,027	4,743,004

ArcelorMittal ADR	105,752	3,385,121

		8,128,125

NETHERLANDS — 0.9%

Shell	278,447	7,691,622

RUSSIA — 0.0%

LUKOIL PJSC (A) (B)	57,094	7

SPAIN — 1.1%

Banco Bilbao Vizcaya Argentaria	1,652,411	9,478,033

SWITZERLAND — 1.4%

Roche Holding	32,218	12,801,311

UNITED KINGDOM — 10.5%

AstraZeneca	50,709	6,723,536

AstraZeneca ADR	523,734	34,744,514

British American Tobacco	393,018	16,534,643

British American Tobacco ADR	300,719	12,678,313

HSBC Holdings (GBP)	1,882,300	12,933,232

HSBC Holdings (HKD)	102,650	701,521

National Grid	540,855	8,367,369

Unilever PLC	25,097	1,144,229

		93,827,357

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND MARCH 31, 2022

COMMON STOCK — continued

	Shares	Value

UNITED STATES — 59.8%

Communication Services — 2.9%

Alphabet, Cl C	9,259	$25,860,294

Consumer Staples — 18.2%

Altria Group	577,254	30,161,522

Coca-Cola	199,645	12,377,990

Philip Morris International	383,923	36,065,727

Procter & Gamble	218,981	33,460,297

Walmart	336,604	50,127,067

		162,192,603

Energy — 13.3%

Devon Energy	324,726	19,201,048

Exxon Mobil	627,630	51,835,962

Occidental Petroleum	658,255	37,349,389

Schlumberger	246,245	10,172,381

		118,558,780

Financials — 1.5%

American International Group	208,133	13,064,508

Health Care — 7.8%

Eli Lilly	40,424	11,576,221

Johnson & Johnson	159,201	28,215,193

UnitedHealth Group	59,054	30,115,769

		69,907,183

Industrials — 2.6%

Lockheed Martin	52,907	23,353,150

Information Technology — 4.5%

Microsoft	75,351	23,231,467

Visa, Cl A	75,450	16,732,546

		39,964,013

Materials — 4.0%

Newmont	280,796	22,309,242

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND MARCH 31, 2022

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Materials (continued)

United States Steel	346,880	$13,091,251

		35,400,493

Utilities — 5.0%

Atmos Energy	78,091	9,331,094

Exelon	557,498	26,553,630

FirstEnergy	184,820	8,475,845

		44,360,569

TOTAL UNITED STATES		532,661,593

Total Common Stock

(Cost $690,570,463)		808,584,934

PREFERRED STOCK — 3.0%

BRAZIL — 3.0%

Itau Unibanco Holding (C)	2,160,571	12,480,702

Petroleo Brasileiro (C)	2,030,367	14,262,282

Total Preferred Stock

(Cost $20,820,515)		26,742,984

Total Investments — 93.8%

(Cost $711,390,978)		$835,327,918

Percentages are based on Net Assets of $890,335,886.

(A)

Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of March 31, 2022 was $7 and represented 0.0% of Net Assets.

(B)	Level 3 security in accordance with fair value hierarchy.

(C)	There is currently no rate available.

ADR — American Depositary Receipt

Cl — Class

GBP — British Pound

HKD — Hong Kong Dollar

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND MARCH 31, 2022

PJSC — Public Joint Stock Company

PLC — Public Limited Company

The following is a summary of the level of inputs used as of March 31, 2022, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3†	Total

Common Stock

Australia	$—	$30,296,342	$—	$30,296,342

Brazil	27,142,721	—	—	27,142,721

Canada	40,153,285	—	—	40,153,285

Denmark	2,041,099	13,642,699	—	15,683,798

France	—	13,771,450	—	13,771,450

Germany	—	4,382,986	—	4,382,986

Italy	—	12,566,304	—	12,566,304

Luxembourg	3,385,121	4,743,004	—	8,128,125

Netherlands	—	7,691,622	—	7,691,622

Russia	—	—	7	7

Spain	—	9,478,033	—	9,478,033

Switzerland	—	12,801,311	—	12,801,311

United Kingdom	47,422,827	46,404,530	—	93,827,357

United States	532,661,593	—	—	532,661,593

Total Common Stock	652,806,646	155,778,281	7	808,584,934

Preferred Stock

Brazil	26,742,984	—	—	26,742,984

Total Investments in

Securities	$679,549,630	$155,778,281	$7	$835,327,918

† A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND MARCH 31, 2022

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the fiscal period August 1, 2021 through March 31, 2022, Institutional Shares of the GQG Partners US Select Quality Equity Fund outperformed the benchmark S&P 500 Index by 565 basis points, posting a total return of 9.72 per cent versus a benchmark return of 4.07 per cent.

On a sector basis, the largest contributors to relative performance were an overweight to the Energy sector as well as stock selection in the Energy and Utilities sectors. The largest detractors to relative performance were stock selection in the Consumer Discretionary and Financials sectors as well as an underweight to the Communication Services sector.

During the period, we added exposure to the Consumer Staples, Energy and Utilities sectors. Consumer Staples was attractive, in our opinion, as inflation continued to accelerate. We believe that certain companies in this sector traditionally exhibit strong pricing power and act as solid hedges in inflationary periods. In Energy, we believed that the fundamental trends were strong due to years of underinvestment resulting in lower supplies of certain commodities even before Russia’s invasion of Ukraine in February 2022. We have also witnessed what we consider to be real discipline in production growth and capital spending, as well as a renewed focus on profitability and dividends, from many Energy companies. Regarding Utilities, we believed that certain businesses with cost pass-through pricing may act as an inflation hedge. In addition, we expect asset and earnings growth to be supported by infrastructure spending during the energy transition to more renewables.

In contrast, we reduced exposure to the Information Technology, Communication Services and Consumer Discretionary sectors. We believed that certain companies in these sectors pulled forward earnings from future periods due to changing end market behavior during the pandemic. As a result, we felt that recent earnings growth may not be sustainable and could be at risk of downward revisions. Since many of these stocks were characterized by relatively high earnings multiples, we believed that a change in investor sentiment could lead to material declines in their prices.

Notable Contributor to Performance

Occidental Petroleum Corporation - Occidental is an oil and gas producer, pipeline operator and chemicals manufacturer. The company is based in Texas. Energy producers benefited during the period from significant increases in commodity prices as oil gained more than 35% and natural gas increased almost 45%. While oil was already in short supply, in our opinion, the situation was exacerbated by sanctions on Russia in the wake of its invasion of Ukraine. Russia is the second largest oil exporting country after Saudi Arabia.

Notable Detractor to Performance

Charter Communications, Inc. - Charter Communications is a broadband connectivity and

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND MARCH 31, 2022

cable operator serving residential and commercial customers in the U.S. The company is based in Connecticut. We believe that the stock declined during the period on weakening investor sentiment. The company has demonstrated slower growth in broadband subscribers and appears to be facing increasing wireless competition, which may impact the pricing of its services.

Definition of the Comparative Index

S&P 500 Index (Primary Benchmark for the GQG Partners US Select Quality Equity Fund) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND MARCH 31, 2022

GROWTH OF A $500,000 INVESTMENT (Unaudited)

Comparison of Change in the Value of a $500,000 Investment in the GQG Partners US Select Quality Equity Fund, Institutional Shares versus the S&P 500 Index.

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2022*

	8 Months**	1 Year	3 Years	Annualized Inception to Date

Investor shares†	9.66%	23.76%	21.64%	18.72%

Institutional shares	9.72%	23.80%	21.73%	18.84%

R6 shares	9.72%	23.87%	21.71%	18.85%

S&P 500 Index	4.07%	15.65%	18.92%	15.41%

* The GQG Partners US Select Quality Equity Fund commenced operations on September 28, 2018.

** Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares. Returns for R6 Shares are similar to those of Institutional Shares as the classes share the same fee structure.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and they should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 22.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND MARCH 31, 2022

SECTOR WEIGHTING (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 93.8%

	Shares	Value

UNITED KINGDOM — 3.0%

AstraZeneca ADR	411,365	$27,289,954

UNITED STATES — 90.8%

Communication Services — 5.6%

Alphabet, Cl C *	11,917	33,284,062

Verizon Communications	357,935	18,233,209

		51,517,271

Consumer Staples — 23.2%

Altria Group	754,465	39,420,796

Coca-Cola	419,453	26,006,086

Philip Morris International	471,975	44,337,332

Procter & Gamble	252,913	38,645,106

Walmart	433,427	64,545,949

		212,955,269

Energy — 20.4%

Devon Energy	754,425	44,609,150

Exxon Mobil	786,733	64,976,278

Occidental Petroleum	1,025,743	58,200,658

Schlumberger	481,832	19,904,480

		187,690,566

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND MARCH 31, 2022

COMMON STOCK — continued

	Shares	Value

Financials — 2.3%

American International Group	334,478	$20,995,184

Health Care — 10.7%

Eli Lilly	64,506	18,472,583

Johnson & Johnson	208,207	36,900,527

UnitedHealth Group	85,166	43,432,105

		98,805,215

Industrials — 4.0%

Lockheed Martin	82,754	36,527,615

Information Technology — 7.7%

Microsoft	127,511	39,312,917

Visa, Cl A	144,125	31,962,601

		71,275,518

Materials — 6.4%

Cleveland-Cliffs *	630,366	20,304,089

Newmont	488,953	38,847,316

		59,151,405

Utilities — 10.5%

Atmos Energy	264,143	31,562,447

Exelon	739,880	35,240,485

FirstEnergy	640,926	29,392,866

		96,195,798

TOTAL UNITED STATES		835,113,841

Total Common Stock
(Cost $706,756,856)		862,403,795

Total Investments— 93.8%

(Cost $706,756,856)		$862,403,795

Percentages are based on Net Assets of $919,786,952.

*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND MARCH 31, 2022

As of March 31, 2022, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2022

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the fiscal period July 1, 2021 through March 31, 2022, Institutional Shares of the GQG Partners Global Quality Dividend Income Fund (the “Fund”) outperformed the MSCI ACWI High Dividend Yield Index by 311 basis points, posting a total return of 5.70 per cent versus a benchmark return of 2.59 per cent.

On a sector basis, the largest contributors to relative performance were stock selection in the Energy, Healthcare and Information Technology sectors. The largest detractors to relative performance were an overweight to the Energy sector as well as stock selection in the Financials and Materials sectors. On a country basis, the largest contributors to relative performance were stock selection in the United States and Denmark as well as an underweight to South Korea. The largest detractors to relative performance were an overweight to Russia as well as stock selection in Italy and France.

During the period, the Fund had a meaningful overweight to the Energy sector. In Energy, we believed that the fundamental trends were strong due to years of underinvestment resulting in lower supplies of certain commodities even before Russia’s invasion of Ukraine in February 2022. We have also witnessed what we consider to be real discipline in production growth and capital spending, as well as a renewed focus on profitability and dividends, from many Energy companies.

In contrast, the Fund was underweight the Information Technology and Communication Services sectors. We believed that certain companies in these sectors pulled forward earnings from future periods due to changing end market behavior during the pandemic. As a result, we felt that recent earnings growth may not be sustainable and could be at risk of downward revisions. Since many of these stocks were characterized by relatively high earnings multiples, we believed that a change in investor sentiment could lead to material declines in their prices.

Notable Contributor to Performance

Devon Energy Corp - Devon is an oil and natural gas producer based in Oklahoma. Energy producers benefited during the period from significant increases in commodity prices as oil gained more than 35% and natural gas increased more than 55%. While oil was already in short supply, in our opinion, the situation was exacerbated by sanctions on Russia in the wake of its invasion of Ukraine. Russia is the second largest oil exporting country after Saudi Arabia.

Notable Detractor to Performance

Rosneft Oil Company - Rosneft is an oil and natural gas producer. The company also has refining, petrochemical and pipeline businesses. Rosneft is based in Russia. After Russia’s invasion of Ukraine in February 2022, the Moscow Stock Exchange closed for almost four

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2022

weeks and then prohibited selling by non-Russian investors. Due to the impairment of price discovery and sanctions from foreign governments on investing in Russia, index provider MSCI declared the Russian equity market to be uninvestable and reduced the price of each Russian stock to less than one cent.

Definition of the Comparative Index

MSCI ACWI High Dividend Yield Index is based on MSCI ACWI, its parent index, and includes large and mid cap stocks across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2022

GROWTH OF A $500,000 INVESTMENT (Unaudited)

Comparison of Change in the Value of a $500,000 Investment in the GQG Partners Global Quality Dividend Income Fund Institutional Shares versus the MSCI ACWI High Dividend Yield (Net) Index.

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2022*

Cumulative Inception to Date

Investor shares†	5.69%

Institutional shares	5.70%

MSCI ACWI High Dividend Yield (Net) Index	2.59%

* The GQG Partners Global Quality Dividend Income Fund commenced operations on June 30, 2021.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and they should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 28.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2022

SECTOR WEIGHTING (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 94.2%

	Shares	Value

AUSTRALIA — 2.1%

Glencore	231,167	$1,513,849

BRAZIL — 8.8%

Petroleo Brasileiro ADR	281,407	4,164,823

Vale ADR, Cl B	105,919	2,117,321

		6,282,144

CANADA — 6.3%

Enbridge	62,199	2,865,820

Fortis	14,693	727,327

Royal Bank of Canada	8,064	888,619

		4,481,766

DENMARK — 1.9%

Novo Nordisk ADR	12,278	1,363,472

FRANCE — 2.1%

BNP Paribas	5,776	331,502

TotalEnergies	22,338	1,134,984

		1,466,486

GERMANY — 2.4%

E.ON	69,281	809,743

Muenchener Rueckversicherungs-Gesellschaft in Muenchen	3,236	870,659

		1,680,402

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2022

COMMON STOCK — continued

	Shares	Value

INDIA — 1.6%

Infosys ADR	46,183	$1,149,495

ITALY — 2.3%

Eni ADR	56,496	1,652,508

RUSSIA — 0.0%

Gazprom PJSC (A) (B)	177,982	22

MMC Norilsk Nickel PJSC (A) (B)	1,511	—

Polyus PJSC (A) (B)	1,565	—

Rosneft Oil PJSC (A) (B)	134,799	16

		38

SINGAPORE — 0.7%

Ascendas Real Estate Investment Trust ‡	231,031	499,147

SPAIN — 1.3%

Banco Bilbao Vizcaya Argentaria	166,580	955,483

SWEDEN — 0.3%

Swedbank	16,255	243,981

SWITZERLAND — 2.0%

Roche Holding	3,638	1,445,502

UNITED KINGDOM — 8.8%

AstraZeneca ADR	52,456	3,479,931

British American Tobacco ADR	31,853	1,342,923

National Grid	95,810	1,482,241

		6,305,095

UNITED STATES — 53.6%

Communication Services — 0.9%

Comcast, Cl A	14,481	678,000

Consumer Discretionary — 2.1%

McDonald’s	5,983	1,479,476

Consumer Staples — 16.2%

Altria Group	52,195	2,727,189

Coca-Cola	23,678	1,468,036

Philip Morris International	27,141	2,549,626

Procter & Gamble	13,222	2,020,321

Walmart	18,777	2,796,271

		11,561,443

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2022

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Energy — 10.9%

Chevron	9,119	$1,484,847

Devon Energy	47,292	2,796,376

Exxon Mobil	42,621	3,520,068

		7,801,291

Financials — 0.8%

Wells Fargo	11,944	578,806

Health Care — 7.5%

AbbVie	11,948	1,936,890

Johnson & Johnson	14,072	2,493,981

UnitedHealth Group	1,894	965,883

		5,396,754

Industrials — 4.5%

L3Harris Technologies	5,900	1,465,973

Lockheed Martin	3,984	1,758,538

		3,224,511

Materials — 4.1%

Newmont	36,907	2,932,261

Utilities — 6.6%

Atmos Energy	14,140	1,689,589

CMS Energy	10,794	754,932

Exelon	48,374	2,304,054

		4,748,575

TOTAL UNITED STATES		38,401,117

Total Common Stock

(Cost $62,733,105)		67,440,485

Total Investments— 94.2%

(Cost $62,733,105)		$67,440,485

Percentages are based on Net Assets of $71,582,832.

(A)

Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of March 31, 2022 was $38 and represented 0.0% of Net Assets.

(B)	Level 3 security in accordance with fair value hierarchy.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2022

‡	Real Estate Investment Trust.

ADR — American Depositary Receipt

Cl — Class

PJSC —Public Joint Stock Company

The following is a summary of the level of inputs used as of March 31, 2022, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3†	Total

Common Stock

Australia	$—	$1,513,849	$—	$1,513,849

Brazil	6,282,144	—	—	6,282,144

Canada	4,481,766	—	—	4,481,766

Denmark	1,363,472	—	—	1,363,472

France	—	1,466,486	—	1,466,486

Germany	—	1,680,402	—	1,680,402

India	1,149,495	—	—	1,149,495

Italy	1,652,508	—	—	1,652,508

Russia	—	—	38	38

Singapore	—	499,147	—	499,147

Spain	—	955,483	—	955,483

Sweden	—	243,981	—	243,981

Switzerland	—	1,445,502	—	1,445,502

United Kingdom	4,822,854	1,482,241	—	6,305,095

United States	38,401,117	—	—	38,401,117

Total Common Stock	58,153,356	9,287,091	38	67,440,485

Total Investments in Securities	$58,153,356	$9,287,091	$38	$67,440,485

† A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2022

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the fiscal period July 1, 2021 through March 31, 2022, Institutional Shares of the GQG Partners International Quality Dividend Income Fund (the “Fund”) underperformed the MSCI ACWI ex USA High Dividend Yield Index by 498 basis points, posting a total return of -2.45 per cent versus a benchmark return of 2.53 per cent.

We believe that the Fund’s exposure to Russia was the primary driver of the underperformance during the period. We were overweight the country entering 2022 as we saw attractive growth opportunities and valuations in several sectors. However, as the rhetoric and actions by the Russian government became increasingly antagonistic, we reduced our exposure to all names outside of Energy and Materials, where we felt the fundamental tailwinds were strong, the dividends sustainable and the valuations very inexpensive. After Russia’s invasion in February 2022, we were in the process of exiting our remaining Russian positions when the Central Bank of Russia closed local markets to all foreign investors. In March, we marked the remaining positions down to zero and intend to exit when foreign investors are allowed to sell.

On a sector basis, the largest contributors to relative performance were stock selection in the Energy and Healthcare sectors as well as an underweight to the Information Technology sector. The largest detractors to relative performance were an overweight to the Energy sector, stock selection in the Financials sector and an underweight to the Materials sector. On a country basis, the largest contributors to relative performance were an overweight to the United States as well as stock selection in Denmark and Japan. The largest detractors to relative performance were the overweight to Russia as well as stock selection in the United States and Italy.

During the period, the Fund had a meaningful overweight to the Energy and Consumer Staples sectors. In Energy, we believed that the fundamental trends were strong due to years of underinvestment resulting in lower supplies of certain commodities even before Russia’s invasion of Ukraine in February 2022. We have also witnessed what we consider to be real discipline in production growth and capital spending, as well as a renewed focus on profitability and dividends, from many Energy companies. Consumer Staples was attractive, in our opinion, as inflation continued to accelerate. We believe that certain companies in this sector traditionally exhibit strong pricing power and act as solid hedges in inflationary periods.

In contrast, the Fund was underweight the Financials and Communication Services sectors. In Financials, we are re-evaluating our assumptions on loss provisions for existing loans and lower loan growth going forward in Europe in the wake of Russia’s invasion of Ukraine. Regarding Communication Services, we believed that certain companies pulled forward earnings from future periods due to changing end market behavior during the pandemic. As a result, we felt that recent earnings growth may not be sustainable and could be at risk

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2022

of downward revisions. Since many of these stocks were characterized by relatively high earnings multiples, we believed that a change in investor sentiment could lead to material declines in their prices.

Notable Contributor to Performance

Petroleo Brasileiro S.A. - Petrobras is an oil and gas producer with additional operations in refining, transportation, petrochemicals and power generation. The company is headquartered in Brazil. Energy producers benefited during the period from significant increases in commodity prices as oil gained more than 35% and natural gas increased more than 55%. While oil was already in short supply, in our opinion, the situation was exacerbated by sanctions on Russia in the wake of its invasion of Ukraine. Russia is the second largest oil exporting country after Saudi Arabia.

Notable Detractor to Performance

Rosneft Oil Company - Rosneft is an oil and natural gas producer. The company also has refining, petrochemical and pipeline businesses. Rosneft is based in Russia. After Russia’s invasion of Ukraine in February 2022, the Moscow Stock Exchange closed for almost four weeks and then prohibited selling by non-Russian investors. Due to the impairment of price discovery and sanctions from foreign governments on investing in Russia, index provider MSCI declared the Russian equity market to be uninvestable and reduced the price of each Russian stock to less than one cent.

Definition of the Comparative Index

MSCI ACWI ex USA High Dividend Yield Index is based on MSCI ACWI ex USA, its parent index, and includes large and mid cap stocks across 22 Developed Markets (DM) and 24 Emerging Markets (EM) countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2022

GROWTH OF A $500,000 INVESTMENT (Unaudited)

Comparison of Change in the Value of a $500,000 Investment in the GQG Partners International Quality Dividend Income Fund, Institutional Shares versus the MSCI ACWI ex USA High Dividend Yield Index.

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2022*

Cumulative Inception to Date

Investor shares†	-2.45%

Institutional shares	-2.45%

MSCI ACWI ex USA High Dividend Yield (Net) Index	2.53%

* The GQG Partners International Quality Dividend Income Fund commenced operations on June 30, 2021.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and they should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 35.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2022

SECTOR WEIGHTING (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 88.5%

	Shares	Value

AUSTRALIA — 6.7%

Glencore	383,950	$2,514,382

Newcrest Mining	26,705	536,058

		3,050,440

BRAZIL — 10.7%

Ambev ADR	74,320	240,053

Banco Bradesco ADR	168,278	780,810

Itau Unibanco Holding ADR	101,691	580,656

Petroleo Brasileiro ADR	221,753	3,281,945

		4,883,464

CANADA — 8.7%

Agnico Eagle Mines	17,105	1,047,622

Enbridge	52,494	2,418,662

Fortis	9,964	493,234

		3,959,518

CHINA — 1.7%

China Merchants Bank, Cl H	53,376	415,490

PetroChina, Cl H	721,061	369,762

		785,252

DENMARK — 2.5%

Novo Nordisk, Cl B	10,141	1,132,425

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2022

COMMON STOCK — continued

	Shares	Value

FRANCE — 5.8%

Air Liquide	5,561	$978,191

BNP Paribas	1,917	110,022

TotalEnergies	18,452	937,538

Vinci	5,989	617,052

		2,642,803

GERMANY — 2.1%

E.ON	33,238	388,479

Muenchener Rueckversicherungs-Gesellschaft in Muenchen	2,050	551,561

		940,040

ITALY — 2.7%

Enel	60,559	406,793

Eni	57,405	844,954

		1,251,747

JAPAN — 1.5%

Inpex	58,284	688,720

MEXICO — 1.9%

Wal-Mart de Mexico	208,733	853,166

NETHERLANDS — 3.1%

Koninklijke Ahold Delhaize	14,679	473,878

Shell	34,945	965,296

		1,439,174

RUSSIA — 0.0%

Gazprom PJSC (A) (B)	141,071	17

MMC Norilsk Nickel PJSC (A) (B)	866	—

Polyus PJSC (A) (B)	1,135	—

Rosneft Oil PJSC (A) (B)	98,129	12

		29

SINGAPORE — 0.5%

Ascendas Real Estate Investment Trust ‡	103,683	224,009

SOUTH AFRICA — 1.7%

Capitec Bank Holdings	4,790	765,100

SOUTH KOREA — 0.3%

SK Telecom	2,537	118,648

SPAIN — 1.0%

Banco Bilbao Vizcaya Argentaria ADR	81,162	461,812

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2022

COMMON STOCK — continued

	Shares	Value

SWEDEN — 1.6%

Swedish Match	95,063	$720,657

SWITZERLAND — 6.8%

Nestle	3,324	433,360

Novartis	10,994	967,416

Roche Holding	4,320	1,716,484

		3,117,260

UNITED KINGDOM — 17.0%

AstraZeneca	17,602	2,333,860

British American Tobacco	57,709	2,427,873

HSBC Holdings	13,438	91,837

National Grid	48,445	749,475

Tesco	296,720	1,076,493

Unilever PLC	24,097	1,098,636

		7,778,174

UNITED STATES — 12.2%

Consumer Staples — 5.8%

Philip Morris International	28,329	2,661,226

Energy — 3.0%

Exxon Mobil	16,323	1,348,117

Materials — 3.4%

Newmont	19,821	1,574,778

TOTAL UNITED STATES		5,584,121

Total Common Stock

(Cost $38,963,357)		40,396,559

Total Investments— 88.5%

(Cost $38,963,357)		$40,396,559

Percentages are based on Net Assets of $45,653,767.

(A)

Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of March 31, 2022 was $29 and represented 0.0% of Net Assets.

(B)	Level 3 security in accordance with fair value hierarchy.

‡	Real Estate Investment Trust.

ADR — American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2022

Cl — Class

PJSC —Public Joint Stock Company

PLC —Public Limited Company

The following is a summary of the level of inputs used as of March 31, 2022, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3†	Total

Common Stock

Australia	$—	$3,050,440	$—	$3,050,440

Brazil	4,883,464	—	—	4,883,464

Canada	3,959,518	—	—	3,959,518

China	—	785,252	—	785,252

Denmark	—	1,132,425	—	1,132,425

France	—	2,642,803	—	2,642,803

Germany	—	940,040	—	940,040

Italy	—	1,251,747	—	1,251,747

Japan	—	688,720	—	688,720

Mexico	853,166	—	—	853,166

Netherlands	—	1,439,174	—	1,439,174

Russia	—	—	29	29

Singapore	—	224,009	—	224,009

South Africa	—	765,100	—	765,100

South Korea	—	118,648	—	118,648

Spain	461,812	—	—	461,812

Sweden	—	720,657	—	720,657

Switzerland	—	3,117,260	—	3,117,260

United Kingdom	—	7,778,174	—	7,778,174

United States	5,584,121	—	—	5,584,121

Total Common Stock	15,742,081	24,654,449	29	40,396,559

Total Investments in

Securities	$15,742,081	$24,654,449	$29	$40,396,559

† A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND MARCH 31, 2022

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the fiscal period July 1, 2021 through March 31, 2022, Institutional Shares of the GQG Partners US Quality Dividend Income Fund (the “Fund”) outperformed the MSCI USA High Dividend Yield Index by 1212 basis points, posting a total return of 18.57 per cent versus a benchmark return of 6.45 per cent.

On a sector basis, the largest contributors to relative performance were an overweight to the Energy sector, stock selection in the Energy sector and an underweight to Communication Services. The largest detractors to relative performance were stock selection in the Consumer Discretionary sector, an underweight to the Healthcare Sector and an overweight to the Materials sector.

During the period, the Fund had a meaningful overweight to the Energy and Consumer Staples sectors. In Energy, we believed that the fundamental trends were strong due to years of underinvestment resulting in lower supplies of certain commodities even before Russia’s invasion of Ukraine in February 2022. We have also witnessed what we consider to be real discipline in production growth and capital spending, as well as a renewed focus on profitability and dividends, from many Energy companies. Consumer Staples was attractive, in our opinion, as inflation continued to accelerate. We believe that certain companies in this sector traditionally exhibit strong pricing power and act as solid hedges in inflationary periods.

In contrast, the Fund was significantly underweight the Information Technology sector. We believed that certain companies pulled forward earnings from future periods due to changing end market behavior during the pandemic. As a result, we felt that recent earnings growth may not be sustainable and could be at risk of downward revisions. Since many of these stocks were characterized by relatively high earnings multiples, we believed that a change in investor sentiment could lead to material declines in their prices.

Notable Contributor to Performance

Devon Energy Corp - Devon is an oil and natural gas producer based in Oklahoma. Energy producers benefited during the period from significant increases in commodity prices as oil gained more than 35% and natural gas increased more than 55%. While oil was already in short supply, in our opinion, the situation was exacerbated by sanctions on Russia in the wake of its invasion of Ukraine. Russia is the second largest oil exporting country after Saudi Arabia.

Notable Detractor to Performance

KKR & Co. - KKR is a private equity, distressed credit, special situations and real estate investment firm. The company is based in New York. Despite KKR delivering earnings that were generally in-line with consensus estimates, we believe that sentiment toward the

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND MARCH 31, 2022

private equity managers deteriorated in 2022 as the Federal Reserve increased interest rates for the first time since December 2018 and Federal Reserve Chairman Jerome Powell said the central bank was prepared to raise interest rates by increments of 50 bps in future meetings, if need be, to address the accelerating rate of inflation. Higher interest rates are expected to increase borrowing costs for private equity sponsors. In addition, Russia’s invasion of Ukraine may curtail deal activity in Europe as companies assess their energy costs and supply chains.

Definition of the Comparative Index

MSCI USA High Dividend Yield Index is based on the MSCI USA Index, its parent index, and includes large and mid cap stocks. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND MARCH 31, 2022

GROWTH OF A $500,000 INVESTMENT (Unaudited)

Comparison of Change in the Value of a $500,000 Investment in the GQG Partners US Quality Dividend Income Fund, Institutional Shares versus the MSCI USA High Dividend Yield Index.

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2022*

Cumulative Inception to Date

Investor shares†	18.57%

Institutional shares	18.57%

MSCI USA High Dividend Yield (Net) Index	6.45%

* The GQG Partners US Quality Dividend Income Fund commenced operations on June 30, 2021.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and they should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 42.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND MARCH 31, 2022

SECTOR WEIGHTING (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 89.6%

	Shares	Value

CANADA — 5.7%

Enbridge	76,385	$3,520,585

Royal Bank of Canada	9,502	1,047,785

		4,568,370

UNITED KINGDOM — 5.2%

AstraZeneca ADR	24,886	1,650,937

British American Tobacco ADR	59,459	2,506,792

		4,157,729

UNITED STATES — 78.7%

Communication Services — 1.6%

Comcast, Cl A	26,851	1,257,164

Consumer Discretionary — 1.7%

McDonald’s	5,522	1,365,480

Consumer Staples — 24.5%

Altria Group	73,289	3,829,350

Coca-Cola	30,917	1,916,854

Colgate-Palmolive	22,635	1,716,412

Philip Morris International	38,777	3,642,711

Procter & Gamble	23,605	3,606,844

Walmart	33,467	4,983,906

		19,696,077

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND MARCH 31, 2022

COMMON STOCK — continued

	Shares	Value
UNITED STATES (continued)

Energy — 15.9%

Chevron	18,841	$3,067,880

Devon Energy	78,102	4,618,171

Exxon Mobil	61,424	5,073,008

		12,759,059

Financials — 3.4%

CME Group, Cl A	6,069	1,443,572

KKR	297	17,366

Wells Fargo	27,087	1,312,636

		2,773,574

Health Care — 9.8%

AbbVie	11,641	1,887,123

Johnson & Johnson	20,732	3,674,332

Merck	8,084	663,292

UnitedHealth Group	3,271	1,668,112

		7,892,859

Industrials — 4.1%

L3Harris Technologies	6,119	1,520,388

Lockheed Martin	4,117	1,817,244

		3,337,632

Information Technology — 1.7%

QUALCOMM	8,880	1,357,042

Materials — 3.6%

Newmont	36,240	2,879,268

Utilities — 12.4%

American Electric Power	25,793	2,573,368

Atmos Energy	19,202	2,294,447

Exelon	64,123	3,054,178

FirstEnergy	44,013	2,018,436

		9,940,429

TOTAL UNITED STATES		63,258,584

Total Common Stock (Cost $63,076,434)		71,984,683

Total Investments— 89.6% (Cost $63,076,434)		$71,984,683

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND MARCH 31, 2022

Percentages are based on Net Assets of $80,364,366.

ADR — American Depositary Receipt

Cl — Class

As of March 31, 2022, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES

	GQG Partners Emerging Markets Equity Fund	GQG Partners Global Quality Equity Fund	GQG Partners US Select Quality Equity Fund
Assets:

Investments, at Value (Cost $8,202,880,502, $711,390,978 and $706,756,856)	$8,772,067,900	$835,327,918	$862,403,795

Foreign Currency, at Value (Cost $84,352, $122,247 and $86)	85,042	122,247	86

Cash	383,025,522	45,483,499	57,344,471

Receivable for Capital Shares Sold	54,637,572	12,940,298	2,729,399

Dividend and Interest Receivable	16,429,238	2,290,113	1,865,216

Reclaim Receivable	714,384	407,342	–

Receivable for Investment Securities Sold	–	4,147,743	17,094,188

Other Prepaid Expenses	199,267	67,589	32,473

Total Assets	9,227,158,925	900,786,749	941,469,628

Liabilities:

Payable for Investment Securities Purchased	75,298,325	3,140,248	21,249,168

Accrued Foreign Capital Gains Tax on Appreciated Securities	54,159,132	–	–

Payable for Capital Shares Redeemed	9,496,903	6,710,066	36,808

Payable to Investment Adviser	6,693,435	462,061	315,904

Custodian Fees Payable	1,446,840	49,317	5,794

Payable to Administrator	240,275	23,065	24,334

Unrealized Loss on Foreign Spot Currency Contracts	145,701	1,744	–

Transfer Agent Fee Payable	68,284	11,874	12,179

Audit Fee Payable	24,900	24,600	24,600

Payable to Trustees	9,915	908	958

Chief Compliance Officer Fees Payable	6,552	600	633

Other Accrued Expenses and Other Payables	78,647	26,380	12,298

Total Liabilities	147,668,909	10,450,863	21,682,676

Net Assets	$9,079,490,016	$890,335,886	$919,786,952

Net Assets Consist of:

Paid-in Capital	$8,798,088,437	$762,109,329	$723,616,619

Total Distributable Earnings	281,401,579	128,226,557	196,170,333

Net Assets	$9,079,490,016	$890,335,886	$919,786,952

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES

	GQG Partners Emerging Markets Equity Fund	GQG Partners Global Quality Equity Fund	GQG Partners US Select Quality Equity Fund
Investor Shares:

Net Assets	$204,004,240	$4,086,724	$25,785,627

Outstanding Shares of beneficial interest (unlimited authorization — no par value)	13,210,108	267,525	1,453,440

Net Asset Value, Offering and Redemption Price Per Share	$15.44	$15.28	$17.74

Institutional Shares:

Net Assets	$8,809,401,453	$834,826,498	$884,331,225

Outstanding Shares of beneficial interest (unlimited authorization — no par value)	567,775,369	54,536,633	49,727,104

Net Asset Value, Offering and Redemption Price Per Share	$15.52	$15.31	$17.78

R6 Shares:

Net Assets	$66,084,323	$51,422,664	$9,670,100

Outstanding Shares of beneficial interest (unlimited authorization — no par value)	4,259,285	3,360,611	543,589

Net Asset Value, Offering and Redemption Price Per Share	$15.52	$15.30	$17.79

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES

	GQG Partners Global Quality Dividend Income Fund	GQG Partners International Quality Dividend Income Fund	GQG Partners U.S. Quality Dividend Income Fund
Assets:
Investments, at Value (Cost $62,733,105, $38,963,357 and $63,076,434)	$67,440,485	$40,396,559	$71,984,683

Foreign Currency, at Value (Cost $–, $34,688 and $–)	–	34,688	–

Cash	4,045,270	4,326,156	7,708,887

Receivable for Investment Securities Sold	240,752	812,631	–

Dividend and Interest Receivable	147,743	90,163	184,783

Receivable for Capital Shares Sold	19,759	1,000	519,000

Reclaim Receivable	14,548	30,674	–

Deferred Offering Costs (Note 2)	13,762	13,762	13,762

Other Prepaid Expenses	3,647	787	–

Total Assets	71,925,966	45,706,420	80,411,115

Liabilities:

Payable for Investment Securities Purchased	273,936	–	–

Custodian Fees Payable	26,162	19,950	4,499

Payable to Investment Adviser	17,176	5,647	16,092

Audit Fee Payable	12,450	12,450	12,300

Transfer Agent Fee Payable	6,779	6,733	6,792

Payable to Administrator	5,520	5,520	5,520

Unrealized Loss on Foreign Spot Currency Contracts	142	1,510	–

Payable to Trustees	9	9	84

Chief Compliance Officer Fees Payable	6	6	56

Other Accrued Expenses and Other Payables	954	828	1,406

Total Liabilities	343,134	52,653	46,749

Net Assets	$71,582,832	$45,653,767	$80,364,366

Net Assets Consist of:

Paid-in Capital	$71,474,729	$48,599,238	$73,847,952

Total Distributable Earnings/(Loss)	108,103	(2,945,471)	6,516,414

Net Assets	$71,582,832	$45,653,767	$80,364,366

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES

	GQG Partners Global Quality Dividend Income Fund	GQG Partners International Quality Dividend Income Fund	GQG Partners U.S. Quality Dividend Income Fund
Investor Shares:

Net Assets	$1,060,011	$1,024,517	$1,231,977

Outstanding Shares of beneficial interest (unlimited authorization — no par value) .	102,280	107,377	105,818

Net Asset Value, Offering and Redemption Price Per Share	$10.36	$9.54	$11.64

Institutional Shares:

Net Assets	$70,522,821	$44,629,250	$79,132,389

Outstanding Shares of beneficial interest (unlimited authorization — no par value) .	6,805,713	4,677,799	6,798,079

Net Asset Value, Offering and Redemption Price Per Share	$10.36	$9.54	$11.64

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS FOR THE PERIOD OR YEAR ENDED MARCH 31, 2022 AND JULY 31, 2021

STATEMENTS OF OPERATIONS

	GQG Partners Emerging Markets Equity Fund

	Period Ended March 31, 2022(1)	Year Ended July 31, 2021
Investment Income:

Dividends	$277,440,400	$145,979,972

Interest	8,626	19,811

Less: Foreign Taxes Withheld	(24,122,676)	(16,471,808)

Total Investment Income	253,326,350	129,527,975

Expenses:

Investment Advisory Fees	53,876,661	61,777,382

Administration Fees	1,933,645	2,531,756

Shareholder Servicing Fees, Investor Shares	238,510	260,007

Trustees’ Fees	36,964	32,239

Chief Compliance Officer Fees	9,301	9,943

Custodian Fees	1,359,331	1,597,867

Transfer Agent Fees	295,066	420,665

Registration and Filing Fees	285,059	477,441

Printing Fees	191,327	188,650

Legal Fees	67,597	108,487

Audit Fees	25,335	25,361

Other Expenses	95,023	102,317

Total Expenses	58,413,819	67,532,115

Less:

Waiver of Investment Advisory Fees	–	(556,088)

Advisory Waiver Recapture - Note 5	503,496	633,046

Fees Paid Indirectly	(12,326)	(18,193)

Net Expenses	58,904,989	67,590,880

Net Investment Income	194,421,361	61,937,095

Net Realized Gain (Loss) on:

Investments	(228,619,539)	395,544,724

Foreign Currency Transactions	(9,274,993)	(8,681,722)

Net Realized Gain (Loss)	(237,894,532)	386,863,002

Net Change in Unrealized Appreciation (Depreciation) on:

Investments	(818,072,519)	406,364,273

Accrued Foreign Capital Gains Tax on Appreciated Securities	(17,832,106)	(23,034,369)

Foreign Currency Translation	(512,551)	507,983

Net Change in Unrealized Appreciation (Depreciation)	(836,417,176)	383,837,887

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions, Accrued Foreign Capital Gains Tax on Appreciated Securities and Foreign Currency Translation	(1,074,311,708)	770,700,889

Net Increase (Decrease) in Net Assets Resulting from Operations	$(879,890,347)	$832,637,984

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS FOR THE PERIOD OR YEAR ENDED MARCH 31, 2022 AND JULY 31, 2021

STATEMENTS OF OPERATIONS

(1)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS FOR THE PERIOD OR YEAR ENDED MARCH 31, 2022 AND JULY 31, 2021

STATEMENTS OF OPERATIONS

	GQG Partners Global Quality Equity Fund

	Period Ended March 31, 2022(1)	Year Ended July 31, 2021

Investment Income:
Dividends	$18,429,125	$6,841,904
Interest	660	801
Less: Foreign Taxes Withheld	(428,736)	(382,851)

Total Investment Income	18,001,049	6,459,854

Expenses:
Investment Advisory Fees	3,286,300	2,589,327
Administration Fees	163,277	145,707
Trustees’ Fees	3,001	1,843
Shareholder Servicing Fees, Investor Shares	2,482	2,319
Chief Compliance Officer Fees	2,459	1,987
Registration and Filing Fees	86,933	119,730
Custodian Fees	48,127	56,178
Transfer Agent Fees	46,907	77,659
Audit Fees	25,035	25,061
Printing Fees	24,855	10,746
Legal Fees	5,550	6,003
Other Expenses	22,498	9,392

Total Expenses	3,717,424	3,045,952

Less:
Waiver of Investment Advisory Fees	–	(57,565)
Advisory Waiver Recapture - Note 5	88,802	–
Fees Paid Indirectly	(233)	(223)

Net Expenses	3,805,993	2,988,164

Net Investment Income	14,195,056	3,471,690

Net Realized Gain (Loss) on:
Investments	4,099,897	(981,838)
Foreign Currency Transactions	(197,469)	(328,813)

Net Realized Gain (Loss)	3,902,428	(1,310,651)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	28,604,553	67,418,398
Foreign Currency Translation	(20,211)	1,745

Net Change in Unrealized Appreciation	28,584,342	67,420,143

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	32,486,770	66,109,492

Net Increase in Net Assets Resulting from Operations	$46,681,826	$69,581,182

(1)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).
Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS FOR THE PERIOD OR YEAR ENDED MARCH 31, 2022 AND JULY 31, 2021

STATEMENTS OF OPERATIONS

	GQG Partners US Select Quality Equity Fund

	Period Ended March 31, 2022(1)	Year Ended July 31, 2021

Investment Income:
Dividends	$10,567,998	$6,115,812
Interest	785	1,121
Less: Foreign Taxes Withheld	–	(32,469)

Total Investment Income	10,568,783	6,084,464

Expenses:
Investment Advisory Fees	2,451,713	2,125,763
Administration Fees	175,924	170,900
Shareholder Servicing Fees, Investor Shares	8,616	1,645
Trustees’ Fees	3,289	2,003
Chief Compliance Officer Fees	2,487	2,088
Registration and Filing Fees	53,037	91,498
Transfer Agent Fees	47,306	79,191
Audit Fees	24,835	25,061
Printing Fees	17,274	8,135
Legal Fees	5,998	6,946
Custodian Fees	5,246	8,858
Other Expenses	9,972	7,681

Total Expenses	2,805,697	2,529,769

Less:
Waiver of Investment Advisory Fees	(134,283)	(211,769)
Fees Paid Indirectly	(56)	(71)

Net Expenses	2,671,358	2,317,929

Net Investment Income	7,897,425	3,766,535

Net Realized Gain (Loss) on:
Investments	36,652,751	6,466,282

Net Realized Gain	36,652,751	6,466,282

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	28,197,009	101,748,985

Net Change in Unrealized Appreciation	28,197,009	101,748,985

Net Realized and Unrealized Gain on Investments	64,849,760	108,215,267

Net Increase in Net Assets Resulting from Operations	$72,747,185	$111,981,802

(1)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).
Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS FOR THE PERIOD ENDED MARCH 31, 2022

STATEMENTS OF OPERATIONS

	GQG Partners Global Quality Dividend Income Fund(1)	GQG Partners International Quality Dividend Income Fund(1)	GQG Partners US Quality Dividend Income Fund(1)

Investment Income:
Dividends	$1,603,659	$1,359,536	$1,565,893
Interest	87	52	101
Less: Foreign Taxes Withheld	(69,802)	(83,666)	(10,085)

Total Investment Income	1,533,944	1,275,922	1,555,909

Expenses:
Investment Advisory Fees	204,183	152,298	153,081
Administration Fees	48,794	48,794	48,794
Chief Compliance Officer Fees	1,395	1,301	1,330
Trustees’ Fees	176	126	190
Offering Costs	49,839	49,839	49,839
Custodian Fees	31,462	25,467	10,299
Transfer Agent Fees	30,190	30,083	30,239
Audit Fees	24,900	24,900	24,600
Registration and Filing Fees	7,129	5,479	6,894
Printing Fees	846	1,146	878
Legal Fees	322	247	351
Other Expenses	7,511	7,980	7,221

Total Expenses	406,747	347,660	333,716

Less:
Waiver of Investment Advisory Fees	(171,171)	(152,298)	(153,081)
Reimbursement from Adviser	–	(10,822)	(13,942)
Fees Paid Indirectly	(5)	(5)	(5)

Net Expenses	235,571	184,535	166,688

Net Investment Income	1,298,373	1,091,387	1,389,221

Net Realized Gain (Loss) on:
Investments	(4,603,308)	(4,380,127)	(2,407,126)
Foreign Currency Transactions	(11,349)	(53,913)	–

Net Realized Loss	(4,614,657)	(4,434,040)	(2,407,126)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	4,707,380	1,433,202	8,908,249
Foreign Currency Translation	(326)	(2,836)	–

Net Change in Unrealized Appreciation	4,707,054	1,430,366	8,908,249

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	92,397	(3,003,674)	6,501,123

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,390,770	$(1,912,287)	$7,890,344

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS FOR THE PERIOD ENDED MARCH 31, 2022

STATEMENTS OF OPERATIONS

(1)	Commenced operations on June 30, 2021.

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended March 31, 2022(1)	Year Ended July 31, 2021	Year Ended July 31, 2020
Operations:
Net Investment Income	$194,421,361	$61,937,095	$16,359,974
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(237,894,532)	386,863,002	(161,941,351)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Accrued Foreign Capital Gains Tax on Appreciated Securities and Foreign Currency Translation	(836,417,176)	383,837,887	770,182,427

Net Increase (Decrease) in Net Assets Resulting From Operations	(879,890,347)	832,637,984	624,601,050

Distributions
Investor Shares	(8,353,349)	(204,085)	(264,999)
Institutional Shares	(328,324,366)	(14,768,602)	(24,733,663)
R6 Shares	(2,771,091)	(72,130)	(169,528)

Total Distributions	(339,448,806)	(15,044,817)	(25,168,190)

Capital Share Transactions (2):
Investor Shares
Issued	132,044,594	137,607,604	81,909,119
Reinvestment of Distributions	8,243,157	201,627	259,980
Redeemed	(80,116,888)	(67,469,610)	(23,704,568)

Net Investor Shares Transactions	60,170,863	70,339,621	58,464,531

Institutional Shares
Issued	3,060,894,668	4,276,032,754	2,465,279,489
Reinvestment of Distributions	254,435,943	11,352,390	18,651,790
Redeemed	(1,755,674,769)	(933,212,221)	(575,019,294)

Net Institutional Shares Transactions	1,559,655,842	3,354,172,923	1,908,911,985

R6 Shares
Issued	25,838,822	50,810,727	8,144,710
Reinvestment of Distributions	2,712,960	72,130	169,528
Redeemed	(18,017,008)	(12,757,155)	(2,048,762)

Net R6 Shares Transactions	10,534,774	38,125,702	6,265,476

Net Increase in Net Assets From Capital Share Transactions	1,630,361,479	3,462,638,246	1,973,641,992

Total Increase in Net Assets	411,022,326	4,280,231,413	2,573,074,852

Net Assets:
Beginning of Year or Period	8,668,467,690	4,388,236,277	1,815,161,425

End of Year or Period	$9,079,490,016	$8,668,467,690	$4,388,236,277

(1) For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

(2) See Note 7 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended March 31, 2022(1)	Year Ended July 31, 2021	Year Ended July 31, 2020
Operations:
Net Investment Income	$14,195,056	$3,471,690	$399,863
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	3,902,428	(1,310,651)	(3,157,298)
Net Change in Unrealized Appreciation on Investments and Foreign Currency Translation	28,584,342	67,420,143	27,213,931

Net Increase in Net Assets Resulting From Operations	46,681,826	69,581,182	24,456,496

Distributions
Institutional Shares	(11,799,498)	(397,457)	(28,984)
Investor Shares	(36,648)	–	–
R6 Shares	(827,052)	(358)	(98)

Total Distributions	(12,663,198)	(397,815)	(29,082)

Capital Share Transactions (2):
Investor Shares
Issued	1,950,227	946,932	829,887
Reinvestment of Distributions	35,486	–	–
Redeemed	(62,261)	(435,871)	(82,432)

Net Investor Shares Transactions	1,923,452	511,061	747,455

Institutional Shares
Issued	246,405,116	432,020,577	170,687,747
Reinvestment of Distributions	11,585,803	395,333	28,962
Redeemed	(65,424,825)	(88,747,400)	(11,336,661)

Net Institutional Shares Transactions	192,566,094	343,668,510	159,380,048

R6 Shares
Issued	–	49,246,709	–
Reinvestment of Distributions	827,052	358	98
Redeemed	(4,200,000)	–	–

Net R6 Shares Transactions	(3,372,948)	49,247,067	98

Net Increase in Net Assets From Capital Share Transactions	191,116,598	393,426,638	160,127,601

Total Increase in Net Assets	225,135,226	462,610,005	184,555,015

Net Assets:
Beginning of Year or Period	665,200,660	202,590,655	18,035,640

End of Year or Period	$890,335,886	$665,200,660	$202,590,655

(1) For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

(2) See Note 7 in Notes to Financial Statements.

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended March 31, 2022(1)	Year Ended July 31, 2021	Year Ended July 31, 2020
Operations:
Net Investment Income	$7,897,425	$3,766,535	$388,135
Net Realized Gain on Investments	36,652,751	6,466,282	2,955,429
Net Change in Unrealized Appreciation on Investments	28,197,009	101,748,985	21,793,361

Net Increase in Net Assets Resulting From
Operations	72,747,185	111,981,802	25,136,925

Distributions
Investor Shares	(330,662)	(9,539)	(3,115)
Institutional Shares	(12,777,871)	(3,506,010)	(314,395)
R6 Shares	(131,593)	(2,421)	(1,875)

Total Distributions	(13,240,126)	(3,517,970)	(319,385)

Capital Share Transactions (2):
Investor Shares
Issued	23,588,569	819,339	721,171
Reinvestment of Distributions	330,643	9,539	3,115
Redeemed	(1,086,953)	(225,864)	(97,175)

Net Investor Shares Transactions	22,832,259	603,014	627,111

Institutional Shares
Issued	260,265,790	434,141,334	97,493,399
Reinvestment of Distributions	12,509,791	3,239,261	314,395
Redeemed	(118,556,349)	(38,607,432)	(794,684)

Net Institutional Shares Transactions	154,219,232	398,773,163	97,013,110

R6 Shares
Issued	1,382,669	9,982,295	–
Reinvestment of Distributions	131,593	2,421	1,875
Redeemed	(2,495,857)	(1,159,336)	–

Net R6 Shares Transactions	(981,595)	8,825,380	1,875

Net Increase in Net Assets From Capital Share Transactions	176,069,896	408,201,557	97,642,096

Total Increase in Net Assets	235,576,955	516,665,389	122,459,636

Net Assets:
Beginning of Year or Period	684,209,997	167,544,608	45,084,972

End of Year or Period	$919,786,952	$684,209,997	$167,544,608

(1) For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

(2) See Note 7 in Notes to Financial Statements.

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

Period Ended, March 31, 2022(1)
Operations:
Net Investment Income	$1,298,373
Net Realized Loss on Investments and Foreign Currency Transactions	(4,614,657)
Net Change in Unrealized Appreciation on Investments and Foreign Currency Translation	4,707,054

Net Increase in Net Assets Resulting From Operations	1,390,770

Distributions
Investor Shares	(20,339)
Institutional Shares	(1,262,328)
Return of Capital
Investor Shares	(641)
Institutional Shares	(39,797)

Total Distributions	(1,323,105)

Capital Share Transactions (2):
Investor Shares
Issued	1,002,616
Reinvestment of Distributions	20,963
Redeemed	(5)

Net Investor Shares Transactions	1,023,574

Institutional Shares
Issued	69,823,416
Reinvestment of Distributions	1,302,125
Redeemed	(633,948)

Net Institutional Shares Transactions	70,491,593

Net Increase in Net Assets From Capital Share Transactions	71,515,167

Total Increase in Net Assets	71,582,832

Net Assets:
Beginning of Period	–

End of Period	$71,582,832

(1)	Commenced operations on June 30, 2021.
(2)	See Note 7 in Notes to Financial Statements.

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

Period Ended, March 31, 2022(1)
Operations:
Net Investment Income	$1,091,387
Net Realized Loss on Investments and Foreign Currency Transactions	(4,434,040)
Net Change in Unrealized Appreciation on Investments and Foreign Currency Translation	1,430,366

Net Decrease in Net Assets Resulting From Operations	(1,912,287)

Distributions
Investor Shares	(22,477)
Institutional Shares	(1,010,707)

Total Distributions	(1,033,184)

Capital Share Transactions (2):
Investor Shares
Issued	1,050,181
Reinvestment of Distributions	22,477
Redeemed	(5)

Net Investor Shares Transactions	1,072,653

Institutional Shares
Issued	46,750,844
Reinvestment of Distributions	1,010,707
Redeemed	(234,966)

Net Institutional Shares Transactions	47,526,585

Net Increase in Net Assets From Capital Share Transactions	48,599,238

Total Increase in Net Assets	45,653,767

Net Assets:
Beginning of Period	–

End of Period	$45,653,767

(1)	Commenced operations on June 30, 2021.
(2)	See Note 7 in Notes to Financial Statements.

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

Period Ended, March 31, 2022(1)
Operations:
Net Investment Income	$1,389,221
Net Realized Loss on Investments	(2,407,126)
Net Change in Unrealized Appreciation on Investments	8,908,249

Net Increase in Net Assets Resulting From Operations	7,890,344

Distributions
Investor Shares	(21,380)
Institutional Shares	(1,352,550)
Return of Capital
Investor Shares	(262)
Institutional Shares	(16,552)

Total Distributions	(1,390,744)

Capital Share Transactions (2):
Investor Shares
Issued	1,046,116
Reinvestment of Distributions	21,642
Redeemed	(5)

Net Investor Shares Transactions	1,067,753

Institutional Shares
Issued	71,482,579
Reinvestment of Distributions	1,369,102
Redeemed	(54,668)

Net Institutional Shares Transactions	72,797,013

Net Increase in Net Assets From Capital Share Transactions	73,864,766

Total Increase in Net Assets	80,364,366

Net Assets:
Beginning of Period	–

End of Period	$80,364,366

(1) Commenced operations on June 30, 2021.

(2) See Note 7 in Notes to Financial Statements.

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Investor Shares
	Period Ended March 31, 2022(2)		Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	Period Ended July 31, 2017(1)
Net Asset Value, Beginning of Year/Period	$17.65		$14.84	$13.11	$12.43	$12.14	$10.00

Income from Investment Operations:
Net Investment Income*	0.36		0.13	0.07	0.14	0.07	0.12
Net Realized and Unrealized Gain (Loss)	(1.94)		2.71	1.80	0.61	0.24^	2.02

Total from Investment Operations	(1.58)		2.84	1.87	0.75	0.31	2.14

Dividends and Distributions:
Net Investment Income	(0.38)		(0.03)	(0.14)	(0.07)	(0.02)	—
Capital Gains	(0.25)		—	—	—	—	—

Total Dividends and Distributions	(0.63)		(0.03)	(0.14)	(0.07)	(0.02)	—

Net Asset Value, End of Year/ Period	$15.44		$17.65	$14.84	$13.11	$12.43	$12.14

Total Return†	(9.19)%		19.12%	14.39%	6.10%	2.57%	21.40%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$204,004		$173,963	$88,121	$18,124	$9,932	$2,123
Ratio of Expenses to Average Net Assets	1.16%††	(3)	1.16%(3)	1.16%	1.20%	1.26%	1.33%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees)	1.15%††		1.16%	1.22%	1.26%	1.33%	1.95%††
Ratio of Net Investment Income to Average Net Assets	3.14%††		0.72%	0.53%	1.17%	0.55%	1.83%††
Portfolio Turnover Rate	75%‡		101%	93%	74%	94%	45%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
^

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(1)	Commenced operations on December 28, 2016.
(2)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).
(3)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Institutional Shares

	Period Ended March 31, 2022(2)		Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	Period Ended July 31, 2017(1)

Net Asset Value, Beginning of Year/Period	$17.74		$14.90	$13.15	$12.47	$12.17	$10.00

Income from Investment
Operations:
Net Investment Income*	0.37		0.16	0.09	0.18	0.10	0.14
Net Realized and Unrealized Gain (Loss)	(1.93)		2.72	1.82	0.59	0.23 ^	2.03

Total from Investment Operations	(1.56)		2.88	1.91	0.77	0.33	2.17

Dividends and Distributions:
Net Investment Income	(0.41)		(0.04)	(0.16)	(0.09)	(0.03)	—
Capital Gains	(0.25)		—	—	—	—	—

Total Dividends and Distributions	(0.66)		(0.04)	(0.16)	(0.09)	(0.03)	—

Net Asset Value, End of Year/ Period	$15.52		$17.74	$14.90	$13.15	$12.47	$12.17

Total Return†	(9.07)%		19.35%	14.62%	6.31%	2.72%	21.70%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$8,809,402		$8,429,150	$4,276,901	$1,783,796	$928,267	$201,233
Ratio of Expenses to Average Net Assets	0.98%	††(3)	0.98% (3)	0.98%	1.01%	1.08%	1.08%	††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees)	0.97%	††	0.98%	1.03%	1.07%	1.15%	1.69%	††
Ratio of Net Investment Income to Average Net Assets	3.25%	††	0.90%	0.67%	1.46%	0.79%	2.08%	††
Portfolio Turnover Rate	75%	‡	101%	93%	74%	94%	45%	‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
^

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(1)	Commenced operations on December 28, 2016.
(2)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).
(3)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	R6 Shares
	Period Ended March 31, 2022(2)		Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	Period Ended July 31, 2017(1)
Net Asset Value, Beginning of Year/Period	$17.74		$14.90	$13.14	$12.47	$12.17	$10.00

Income from Investment Operations:
Net Investment Income*	0.37		0.21	0.08	0.19	0.14	0.10
Net Realized and Unrealized Gain (Loss)	(1.93)		2.67	1.84	0.57	0.19^	2.07

Total from Investment Operations	(1.56)		2.88	1.92	0.76	0.33	2.17

Dividends and Distributions:
Net Investment Income	(0.41)		(0.04)	(0.16)	(0.09)	(0.03)	—
Capital Gains	(0.25)		—	—	—	—	—

Total Dividends and Distributions	(0.66)		(0.04)	(0.16)	(0.09)	(0.03)	—

Net Asset Value, End of Year/ Period	$15.52		$17.74	$14.90	$13.14	$12.47	$12.17

Total Return†	(9.07)%		19.35%	14.71%	6.23%	2.72%	21.70%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$66,084		$65,354	$23,214	$13,241	$5,575	$315
Ratio of Expenses to Average Net Assets	0.98%††	(3)	0.98%(3)	0.98%	1.01%	1.08%	1.08%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees)	0.97%††		0.98%	1.03%	1.07%	1.15%	1.85%††
Ratio of Net Investment Income to Average Net Assets	3.25%††		1.17%	0.65%	1.57%	1.06%	1.53%††
Portfolio Turnover Rate	75%‡		101%	93%	74%	94%	45%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
^

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(1)	Commenced operations on December 28, 2016.
(2)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).
(3)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

	Investor Shares

	Period Ended March 31, 2022(2)		Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Year/ Period	$14.62		$12.48	$10.48	$10.00

Income from Investment Operations:
Net Investment Income*	0.27		0.08	0.04	0.03
Net Realized and Unrealized Gain	0.62		2.06	1.96	0.45

Total from Investment Operations	0.89		2.14	2.00	0.48

Dividends and Distributions:
Net Investment Income	(0.23)		—	—	—

Total Dividends and Distributions	(0.23)		—	—	—

Net Asset Value, End of Year/Period	$15.28		$14.62	$12.48	$10.48

Total Return†	6.11%		17.15%	19.08%	4.80%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$4,087		$2,017	$1,252	$334
Ratio of Expenses to Average Net Assets	0.90%††	(3)	0.90%	0.90%	0.90%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees )	0.88%††		0.91%	1.35%	3.91%††
Ratio of Net Investment Income to Average Net Assets	2.75%††		0.62%	0.33%	0.74%††
Portfolio Turnover Rate	95%‡		124%	123%	43%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on March 29, 2019.
(2)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).
(3)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Institutional Shares
	Period Ended March 31, 2022	(2)	Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Year/ Period	$14.65		$12.50	$10.48	$10.00

Income from Investment Operations:
Net Investment Income*	0.28		0.12	0.05	0.03
Net Realized and Unrealized Gain	0.63		2.04	1.97	0.45

Total from Investment Operations	0.91		2.16	2.02	0.48

Dividends and Distributions:
Net Investment Income	(0.25)		(0.01)	—^	—

Total Dividends and Distributions	(0.25)		(0.01)	—	—

Net Asset Value, End of Year/Period	$15.31		$14.65	$12.50	$10.48

Total Return†	6.22%		17.33%	19.32%	4.80%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$834,826		$610,670	$201,026	$17,439
Ratio of Expenses to Average Net Assets	0.75%††	(3)	0.75%	0.75%	0.75%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees)	0.73%††		0.76%	1.14%	3.75%††
Ratio of Net Investment Income to Average Net Assets	2.81%††		0.86%	0.48%	0.88%††
Portfolio Turnover Rate	95%‡		124%	123%	43%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
^	Amount represents less than $0.005 per share.
(1)	Commenced operations on March 29, 2019.
(2)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).
(3)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	R6 Shares

	Period Ended March 31, 2022	(2)	Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Year/ Period	$14.64		$12.50	$10.48	$10.00

Income from Investment Operations:
Net Investment Income*	0.28		0.19	0.05	0.03
Net Realized and Unrealized Gain	0.63		1.96	1.97	0.45

Total from Investment Operations	0.91		2.15	2.02	0.48

Dividends and Distributions:
Net Investment Income	(0.25)		(0.01)	—^	—

Total Dividends and Distributions	(0.25)		(0.01)	—	—

Net Asset Value, End of Year/Period	$15.30		$14.64	$12.50	$10.48

Total Return†	6.23%		17.25%	19.32%	4.80%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$51,423		$52,514	$313	$262
Ratio of Expenses to Average Net Assets	0.75%††	(3)	0.75%	0.75%	0.75%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees)	0.73%††		0.76%	1.29%	3.77%††
Ratio of Net Investment Income to Average Net Assets	2.76%††		1.32%	0.50%	0.95%††
Portfolio Turnover Rate	95%‡		124%	123%	43%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
^	Amount represents less than $0.005 per share.
(1)	Commenced operations on March 29, 2019.
(2)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).
(3)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Investor Shares

	Period Ended March 31, 2022 (2)	Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Year/ Period	$16.42	$13.37	$10.71	$10.00

Income from Investment Operations:
Net Investment Income*	0.20	0.09	0.05	0.07
Net Realized and Unrealized Gain	1.37	3.05	2.68	0.65

Total from Investment Operations	1.57	3.14	2.73	0.72

Dividends and Distributions:
Net Investment Income	(0.14)	(0.01)	(0.07)	(0.01)
Capital Gains	(0.11)	(0.08)	—	—

Total Dividends and Distributions	(0.25)	(0.09)	(0.07)	(0.01)

Net Asset Value, End of Year/Period	$17.74	$16.42	$13.37	$10.71

Total Return†	9.66%	23.57%	25.62%	7.20%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$25,786	$2,186	$1,233	$377
Ratio of Expenses to Average Net Assets	0.59%††	0.59%	0.60%	0.71%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.61%††	0.63%	0.94%	4.18%††
Ratio of Net Investment Income to Average Net Assets	1.75%††	0.61%	0.47%	0.87%††
Portfolio Turnover Rate	125%‡	143%	163%	155%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on September 28, 2018.
(2)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Institutional Shares

	Period Ended March 31, 2022 (2)	Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Year/ Period	$16.45	$13.39	$10.72	$10.00

Income from Investment Operations:
Net Investment Income*	0.16	0.12	0.06	0.07
Net Realized and Unrealized Gain	1.42	3.04	2.68	0.66

Total from Investment Operations	1.58	3.16	2.74	0.73

Dividends and Distributions:
Net Investment Income	(0.14)	(0.02)	(0.07)	(0.01)
Capital Gains	(0.11)	(0.08)	—	—

Total Dividends and Distributions	(0.25)	(0.10)	(0.07)	(0.01)

Net Asset Value, End of Year/Period	$17.78	$16.45	$13.39	$10.72

Total Return†	9.72%	23.69%	25.72%	7.33%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$884,331	$672,120	$165,974	$44,440
Ratio of Expenses to Average Net Assets	0.49%††	0.49%	0.54%	0.59%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.51%††	0.53%	0.86%	1.82%††
Ratio of Net Investment Income to Average Net Assets	1.45%††	0.80%	0.54%	0.79%††
Portfolio Turnover Rate	125%‡	143%	163%	155%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on September 28, 2018.
(2)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	R6 Shares

	Period Ended March 31, 2022(2)	Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Year/ Period	$16.46	$13.39	$10.73	$10.00

Income from Investment Operations:
Net Investment Income*	0.16	0.13	0.07	0.08
Net Realized and Unrealized Gain	1.42	3.04	2.66	0.66

Total from Investment Operations	1.58	3.17	2.73	0.74

Dividends and Distributions:
Net Investment Income	(0.14)	(0.02)	(0.07)	(0.01)
Capital Gains	(0.11)	(0.08)	—	—

Total Dividends and Distributions	(0.25)	(0.10)	(0.07)	(0.01)

Net Asset Value, End of Year/Period	$17.79	$16.46	$13.39	$10.73

Total Return†	9.72%	23.77%	25.60%	7.43%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$9,670	$9,904	$337	$268
Ratio of Expenses to Average Net Assets	0.49%††	0.49%	0.54%	0.59%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.51%††	0.53%	0.93%	3.76%††
Ratio of Net Investment Income to Average Net Assets	1.39%††	0.84%	0.60%	0.99%††
Portfolio Turnover Rate	125%‡	143%	163%	155%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on September 28, 2018.
(2)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Period

Investor Shares

Period Ended March 31, 2022(1)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net Investment Income*	0.30
Net Realized and Unrealized Gain	0.27

Total from Investment Operations	0.57

Dividends and Distributions:
Net Investment Income	(0.20)
Return of Capital	(0.01)

Total Dividends and Distributions	(0.21)

Net Asset Value, End of Period	$10.36

Total Return†	5.69%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$1,060
Ratio of Expenses to Average Net Assets	0.75%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.83%††
Ratio of Net Investment Income to Average Net Assets	3.92%††
Portfolio Turnover Rate	109%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on June 30, 2021.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Period

Institutional Shares

Period Ended March 31, 2022(1)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net Investment Income*	0.32
Net Realized and Unrealized Gain	0.25

Total from Investment Operations	0.57

Dividends and Distributions:
Net Investment Income	(0.20)
Return of Capital	(0.01)

Total Dividends and Distributions	(0.21)

Net Asset Value, End of Period	$10.36

Total Return†	5.70%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$70,523
Ratio of Expenses to Average Net Assets	0.75%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.29%††
Ratio of Net Investment Income to Average Net Assets	4.14%††
Portfolio Turnover Rate	109%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on June 30, 2021.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Period

Investor Shares

Period Ended March 31, 2022(1)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net Investment Income*	0.32
Net Realized and Unrealized Loss	(0.56)

Total from Investment Operations	(0.24)

Dividends and Distributions:
Net Investment Income	(0.22)

Total Dividends and Distributions	(0.22)

Net Asset Value, End of Period	$9.54

Total Return†	(2.45)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$1,025
Ratio of Expenses to Average Net Assets	0.79%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.91%††
Ratio of Net Investment Income to Average Net Assets	4.33%††
Portfolio Turnover Rate	102%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on June 30, 2021.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Period

Institutional Shares

Period Ended March 31, 2022(1)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net Investment Income*	0.35
Net Realized and Unrealized Loss	(0.59)

Total from Investment Operations	(0.24)

Dividends and Distributions:
Net Investment Income	(0.22)

Total Dividends and Distributions	(0.22)

Net Asset Value, End of Period	$9.54

Total Return†	(2.45)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$44,629
Ratio of Expenses to Average Net Assets	0.79%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.48%††
Ratio of Net Investment Income to Average Net Assets	4.67%††
Portfolio Turnover Rate	102%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on June 30, 2021.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Period

Investor Shares

Period Ended March 31, 2022(1)

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net Investment Income*	0.28
Net Realized and Unrealized Gain	1.57

Total from Investment Operations	1.85

Dividends and Distributions:
Net Investment Income	(0.21)
Return of Capital	—^

Total Dividends and Distributions	(0.21)

Net Asset Value, End of Period	$11.64

Total Return†	18.57%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$1,232
Ratio of Expenses to Average Net Assets	0.49%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.49%††
Ratio of Net Investment Income to Average Net Assets	3.49%††
Portfolio Turnover Rate	99%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
^	Amount represents less than $0.005 per share.
(1)	Commenced operations on June 30, 2021.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Period

Institutional Shares
Period Ended March 31, 2022(1)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net Investment Income*	0.34
Net Realized and Unrealized Gain	1.51

Total from Investment Operations	1.85

Dividends and Distributions:
Net Investment Income	(0.21)
Return of Capital	—^

Total Dividends and Distributions	(0.21)

Net Asset Value, End of Period	$11.64

Total Return†	18.57%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$79,132
Ratio of Expenses to Average Net Assets	0.49%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.98%††
Ratio of Net Investment Income to Average Net Assets	4.10%††
Portfolio Turnover Rate	9 9%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
^	Amount represents less than $0.005 per share.
(1)	Commenced operations on June 30, 2021.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 57 funds. The financial statements herein are those of the GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners US Select Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund (each a “Fund” and collectively, the “Funds”). The investment objective of GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund and GQG Partners US Select Quality Equity Fund is to seek long-term capital appreciation. The investment objective of GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund is to seek long-term capital appreciation and dividend income. Each of the Funds is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than diversified funds. GQG Partners LLC serves as the Funds’ investment adviser (the “Adviser”). The GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, and GQG Partners Global Quality Equity Fund commenced operations on December 28, 2016, September 28, 2018, and March 29, 2019, respectively and currently offer Investor Shares, Institutional Shares and R6 Shares. The GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund commenced operations on June 30, 2021 and currently offer Investor Shares and Institutional Shares. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated and a shareholder’s interest is limited to the fund in which shares are held. Effective September 23, 2021, the GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund and GQG Partners US Select Quality Equity Fund changed their fiscal year end to March 31.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with “Fair Value Procedures” established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time each Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which each Fund calculates its net asset value, it may request that a Committee meeting be called.

The GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund and the GQG Partners International Quality Dividend Income Fund use Markit Fair Value (“Markit”) as a third party fair valuation vendor. Markit provides a fair value for foreign securities in the Funds’ based on certain factors and methodologies (involving, generally, tracking

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

valuation correlations between the U.S. market and each non-U.S. security) applied by Markit in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Markit. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Markit are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by Markit using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

For the period ended March 31, 2022, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is each Fund’s intention to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended March 31, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any significant interest or penalties.

Foreign Taxes — The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. The GQG Partners Emerging Markets Equity Fund has accrued foreign tax in the amount of $54,159,132 presented on the Statement of Assets and Liabilities.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Participation Notes (P-Notes) – To the extent consistent with its Investment Objective and Strategies, each Fund may acquire P-Notes issued by participating banks or broker dealers. P-Notes are participation interest notes that are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Funds are relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. In addition, the Funds will incur transaction costs as a result of investments in P-Notes.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Cash—Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed to a particular Fund are apportioned among the Funds of the Trust based on the number of Funds and/or relative net assets.

Classes—Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

Dividends and Distributions to Shareholders — GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund and GQG Partners US Select Quality Equity Fund distribute substantially all of their net investment income annually. GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund distribute substantially all of their net investment income quarterly. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Funds. As of March 31, 2022, the GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund have $13,762, $13,762 and $13,762 remaining to be amortized as presented on the Statements of Assets and Liabilities.

3.   Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.   Administration, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the period ended March 31, 2022, GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners US Select Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund were charged $1,933,645, $163,277, $175,924, $48,794, $48,794, and $48,794, respectively.

The Funds have adopted a Shareholder Servicing Plan (the “Plan”) that provides that a Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the average daily net assets of the Funds’ Investor Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the period ended March 31, 2022, the GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners US Select Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund earned credits of $12,236, $233, $56, $5, $5, and $5, respectively. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

5.   Investment Advisory Agreement:

Under the terms of an investment advisory agreement, GQG Partners LLC provides investment advisory services to the Funds at a fee calculated at an annual rate of the Funds’ respective average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses for the Funds to the extent necessary to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding any class specific expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and non-routine expenses (collectively, “excluded expenses”)) from exceeding certain levels as set forth below (the “Contractual Expense Limit”) until November 30, 2022 for the GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund and GQG Partners US Select Quality Equity Fund and until July 31, 2022 for the GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund.

	Advisory Fee	Contractual Expense Limitation

GQG Partners Emerging Markets Equity Fund	0.90%	0.98%

GQG Partners Global Quality Equity Fund	0.65%	0.75%

GQG Partners US Select Quality Equity Fund	0.45%	0.49%

GQG Partners Global Quality Dividend Income Fund	0.65%	0.75%

GQG Partners International Quality Dividend Income Fund	0.65%	0.79%

GQG Partners US Quality Dividend Income Fund	0.45%	0.49%

The Adviser may recover all or a portion of its fee reductions or expense reimbursements with respect to a Fund, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Funds’ total annual fund operating expenses are below the Contractual Expense Limit. This agreement may be terminated with respect to the Fund by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

For the period ended March 31, 2022, the Adviser recaptured previously waived fees of $503,496 and $88,802 for the GQG Partners Emerging Markets Equity Fund and GQG Partners Global Quality Equity Fund, respectively.

As of March 31, 2022, the fees which were previously waived by the Adviser which may be subject to possible future reimbursement are as follows:

Period	Subject to Repayment until March 31:	GQG Partners Emerging Markets Equity Fund	GQG Partners Global Quality Equity Fund	GQG Partners U.S. Select Quality Equity Fund	GQG Partners Global Quality Dividend Income Fund		GQG Partners International Quality Dividend Income Fund		GQG Partners U.S. Quality Dividend Income Fund

2020	2023	$439,920	$268,802	$251,495	$	N/A	$	N/A	$	N/A
2021	2024	454,548	116,516	243,818		N/A		N/A		N/A
2022	2025	508,262	36,748	186,156		171,171		163,120		167,023

		$1,402,730	$422,066	$681,469		$171,171		$163,120		$167,023

6.   Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended March 31, 2022, were as follows:

	GQG Partners Emerging Markets Equity Fund	GQG Partners Global Quality Equity Fund	GQG Partners US Select Quality Equity Fund

Purchases
U.S. Government	$—	$—	$—
Other	8,008,122,495	851,445,714	1,107,860,370

Sales
U.S. Government	$—	$—	$—
Other	6,439,782,299	695,186,806	980,863,564

	GQG Partners Global Quality Dividend Income Fund	GQG Partners International Quality Dividend Income Fund	GQG Partners US Quality Dividend Income Fund

Purchases
U.S. Government	$—	$—	$—
Other	108,947,120	74,407,740	110,158,138

Sales
U.S. Government	$—	$—	$—
Other	41,608,951	31,063,782	44,674,578

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

7.   Share Transactions:

	Period Ended March 31, 2022(1)	Year Ended July 31, 2021	Year Ended July 31, 2020

GQG Partners Emerging Markets Equity Fund

Investor Shares

Issued	7,572,122	7,679,415	6,365,038

Reinvestment of Distributions	489,700	11,302	19,373

Redeemed	(4,705,799)	(3,774,112)	(1,829,669)

Total Investor Shares Transactions	3,356,023	3,916,605	4,554,742

Institutional Shares

Issued	181,754,963	240,505,450	196,586,362

Reinvestment of Distributions	15,044,295	633,858	1,385,720

Redeemed	(104,267,948)	(52,977,911)	(46,573,982)

Total Institutional Shares Transactions	92,531,310	188,161,397	151,398,100

R6 Shares

Issued	1,461,155	2,871,685	698,352

Reinvestment of Distributions	160,429	4,027	12,604

Redeemed	(1,046,714)	(749,537)	(160,083)

Total R6 Shares Transactions	574,870	2,126,175	550,873

Net Increase in Shares Outstanding From Share Transactions	96,462,203	194,204,177	156,503,715

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

	Period Ended March 31, 2022(1)	Year Ended July 31, 2021	Year Ended July 31, 2020

GQG Partners Global Quality Equity Fund

Investor Shares

Issued	131,220	71,297	76,013

Reinvestment of Distributions	2,385	–	–

Redeemed	(4,066)	(33,671)	(7,534)

Total Investor Shares Transactions	129,539	37,626	68,479

Institutional Shares

Issued	16,430,763	32,321,315	15,430,178

Reinvestment of Distributions	777,049	30,670	2,570

Redeemed	(4,358,328)	(6,747,619)	(1,013,698)

Total Institutional Shares Transactions	12,849,484	25,604,366	14,419,050

R6 Shares

Issued	–	3,561,132	–

Reinvestment of Distributions	55,507	28	8

Redeemed	(281,076)	–	–

Total R6 Shares Transactions	(225,569)	3,561,160	8

Net Increase in Shares Outstanding From Share Transactions	12,753,454	29,203,152	14,487,537

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

	Period Ended March 31, 2022(1)	Year Ended July 31, 2021	Year Ended July 31, 2020

GQG Partners US Select Quality Equity Fund

Investor Shares

Issued	1,364,982	56,159	65,157

Reinvestment of Distributions	19,759	680	270

Redeemed	(64,482)	(15,896)	(8,366)

Total Investor Shares Transactions	1,320,259	40,943	57,061

Institutional Shares

Issued	15,231,469	30,888,592	8,289,414

Reinvestment of Distributions	745,819	230,283	27,173

Redeemed	(7,106,723)	(2,658,168)	(65,222)

Total Institutional Shares Transactions	8,870,565	28,460,707	8,251,365

R6 Shares

Issued	81,417	649,754	–

Reinvestment of Distributions	7,845	172	162

Redeemed	(147,506)	(73,284)	–

Total R6 Shares Transactions	(58,244)	576,642	162

Net Increase in Shares Outstanding From Share Transactions	10,132,580	29,078,292	8,308,588

	Period Ended March 31, 2022(2)

GQG Partners Global Quality Dividend Income Fund

Investor Shares

Issued	100,261

Reinvestment of Distributions	2,019

Total Investor Shares Transactions	102,280

Institutional Shares

Issued	6,741,383

Reinvestment of Distributions	125,475

Redeemed	(61,145)

Total Institutional Shares Transactions	6,805,713

Net Increase in Shares Outstanding From Share Transactions	6,907,993

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

Period Ended March 31, 2022(2)

GQG Partners International Quality Dividend Income Fund Investor Shares

Issued	105,094

Reinvestment of Distributions	2,283

Total Investor Shares Transactions	107,377

Institutional Shares

Issued	4,599,582

Reinvestment of Distributions	102,660

Redeemed	(24,443)

Total Institutional Shares Transactions	4,677,799

Net Increase in Shares Outstanding From Share Transactions	4,785,176

Period Ended March 31, 2022(2)

GQG Partners US Quality Dividend Income Fund

Investor Shares

Issued	103,921

Reinvestment of Distributions	1,897

Total Investor Shares Transactions	105,818

Institutional Shares

Issued	6,682,738

Reinvestment of Distributions	120,006

Redeemed	(4,665)

Total Institutional Shares Transactions	6,798,079

Net Increase in Shares Outstanding From Share Transactions	6,903,897

(1) For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

(2) Commenced operations on June 30, 2021.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise.

The permanent difference is primarily related to investments in foreign currency, PFIC adjustments, REIT adjustments, partnership adjustments and reclass of distributions.

The tax character of dividends and distributions paid during the fiscal year ended March 31, 2022, July 31, 2021 and July 31, 2020 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total

GQG Partners Emerging Markets Equity Fund
2022	$209,899,820	$129,548,986	$—	$339,448,806
2021	15,044,817	—	—	15,044,817
2020	25,168,190	—	—	25,168,190

GQG Partners Global Quality Equity Fund
2022	$12,663,198	$—	$—	$12,663,198
2021	397,815	—	—	397,815
2020	29,082	—	—	29,082

GQG Partners US Select Quality Equity Fund
2022	$7,289,909	$5,950,217	$—	$13,240,126
2021	3,108,808	409,162	—	3,517,970
2020	319,385	—	—	319,385

GQG Partners Global Quality Dividend Income Fund
2022	$1,282,667	$—	$40,438	$1,323,105

GQG Partners International Quality Dividend Income Fund
2022	$1,033,184	$—	$—	$1,033,184

GQG Partners US Quality Dividend Income Fund
2022	$1,373,930	$—	$16,814	$1,390,744

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

As of March 31, 2022, the components of Distributable Earnings on a tax basis were as follows:

GQG Partners Emerging Markets Equity Fund

Undistributed Ordinary Income	$99,472,608

Capital Loss Carryforwards	(239,283,763)

Unrealized Appreciation	421,064,480

Other Temporary Differences	148,254

Total Distributable Earnings	$281,401,579

GQG Partners Global Quality Equity Fund

Undistributed Ordinary Income	$4,478,410

Undistributed Long-Term Capital Gains	1,449,272

Unrealized Appreciation	122,298,881

Other Temporary Differences	(6)

Total Distributable Earnings	$128,226,557

GQG Partners US Select Quality Equity Fund

Undistributed Ordinary Income	$4,653,006

Undistributed Long-Term Capital Gains	37,108,043

Unrealized Appreciation	154,409,290

Other Temporary Differences	(6)

Total Distributable Earnings	$196,170,333

GQG Partners Global Quality Dividend Income Fund

Capital Loss Carryforwards	$(4,523,680)

Unrealized Appreciation	4,640,443

Other Temporary Differences	(8,660)

Total Distributable Earnings	$108,103

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

GQG Partners International Quality Dividend Income Fund

Undistributed Ordinary Income	$4,843

Capital Loss Carryforwards	(4,380,679)

Unrealized Appreciation	1,430,366

Other Temporary Differences	(1)

Total Distributable Earnings	$(2,945,471)

GQG Partners US Quality Dividend Income Fund

Capital Loss Carryforwards	$(2,391,835)

Unrealized Appreciation	8,908,249

Total Distributable Earnings	$6,516,414

For Federal income tax purposes, capital losses may be carried forward and applied against future capital gains. Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss.

	Short-Term Loss	Long-Term Loss	Total
GQG Partners Emerging Markets Equity Fund	$239,283,763	$—	$239,283,763
GQG Partners Global Quality Dividend Income Fund	4,523,680	—	4,523,680
GQG Partners International Quality Dividend Income Fund	4,380,679	—	4,380,679
GQG Partners US Quality Dividend Income Fund	2,391,835	—	2,391,835

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years and passive foreign investment companies. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments (including foreign currency and derivatives, if applicable) held by the Funds at March 31, 2022, were as follows:

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation

GQG Partners Emerging Markets Equity Fund	$8,296,854,778	$1,290,772,212	$(869,707,732)	$421,064,480
GQG Partners Global Quality Equity Fund	713,013,484	133,049,791	(10,750,910)	122,298,881
GQG Partners US Select Quality Equity Fund	707,994,505	158,991,693	(4,582,403)	154,409,290
GQG Partners Global Quality Dividend Income Fund	62,799,716	8,205,458	(3,565,015)	4,640,443
GQG Partners International Quality Dividend Income Fund	38,963,357	4,274,359	(2,843,993)	1,430,366
GQG Partners US Quality Dividend Income Fund	63,076,434	9,444,177	(535,928)	8,908,249

9. Concentration of Risks:

As with all mutual funds, there is no guarantee that a Fund will achieve its investment objective. You could lose money by investing in a Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Active Management Risk (All Funds) – The Funds are subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Funds’ investments may prove to be incorrect. If the investments selected and strategies employed by a Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Depositary Receipts Risk (All Funds) – ADRs are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. GDRs, EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based.

The Funds may invest in unsponsored depositary receipts, which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs thereof, and the depositaries of unsponsored depositary receipts frequently are under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information to the market and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Equity Risk (All Funds) – Equity securities include common and preferred stocks, depositary receipts, and P-Notes. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Depositary receipts are described above and P-Notes are described below. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

ETF Risk (GQG Partners Global Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund) – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which an index ETF is based or the other holdings of an ETF, and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index or holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their NAV and the Adviser may not be able

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Dividend-Paying Investments Risk (GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund) - The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future.

Foreign Company Risk (All Funds) – Investing in foreign companies, including direct investments and investments through depositary receipts and P-Notes, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk (All Funds) – Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign Securities/Emerging Markets Risk (All Funds) – Investments in securities of foreign companies (including direct investments as well as investments through depositary receipts or P-Notes) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising a Fund’s portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Geographic Focus Risk (All Funds) – To the extent that it focuses its investments in a particular country or geographic region, a Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Investing in Russia (All Funds) – Geopolitical risks, including those arising from trade tension and/or the imposition of trade tariffs, terrorist activity or acts of civil or international hostility, are increasing. For instance, military conflict and escalating tensions between Russia and Ukraine could result in geopolitical instability and adversely affect the global economy or specific markets. Any such events and responses, including regulatory developments, may cause significant volatility and declines in the global markets, disproportionate impacts to certain industries or sectors, disruptions to commerce (including to economic activity, travel and supply chains), loss of life and property damage, and may adversely affect the global economy or capital markets, as well as the Company’s products, operations, clients, vendors and employees, which may cause the Funds’ AUM, revenue and earnings to decline. The Funds’ exposure to geopolitical risks may be heightened to the extent such risks arise in countries in which the Funds’ currently operates or is seeking to expand its presence.

Investing in the United States Risk (All Funds) – A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities in which the Fund invests.

Investment Style Risk (All Funds) – Each Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will have

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

above-average rates of relative earnings growth and which, therefore, may experience above-average increases in stock prices. Over time, a relative growth investing style may go in and out of favor, causing a Fund to sometimes underperform other equity funds that use differing investing styles.

IPO Risk (All Funds) – The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Accordingly, investments in IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may also involve high transaction costs, and are subject to market risk and liquidity risk, which are described below.

When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Large Capitalization Company Risk (All Funds) – The large capitalization companies in which a Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Large Purchase and Redemption Risk (All Funds) – Large purchases or redemptions of a Fund’s shares may affect the Fund, since the Fund may be required to sell portfolio securities if it experiences redemptions, and the Fund will need to invest additional cash that it receives. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. In addition, a large redemption could

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

result in a Fund’s expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk (All Funds) – Certain securities may be difficult or impossible to sell at the time and the price that a Fund would like. A Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk (All Funds) – The value of the securities in which the Funds invest may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

New Fund Risk (GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund) – Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Non-Diversification Risk (All Funds) – Each Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that a Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Participation Notes Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund and GQG Partners International Quality Dividend Income Fund) – P-Notes are generally traded over-the-counter and constitute general unsecured contractual obligations of the banks and

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

broker-dealers that issue them. Generally, these banks and broker-dealers buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not correlate exactly to the performance of the issuers or markets that they seek to replicate due to transaction costs and other expenses. The holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, but is subject to the same risks of investing directly in the underlying security.

Proprietary Model Risk (GQG Partners Global Quality Dividend Income Fund, GQG Partners international Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund) - Proprietary models that may be used to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors and may not adequately take into account certain factors and may result in the Fund having a lower return than if the Fund were managed using another model or investment strategy. The markets or prices of individual securities may be affected by factors not foreseen in developing the models.

Small- and Mid-Capitalization Company Risk (All Funds) – The small- and mid-capitalization companies in which a Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Stock Connect Investing Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund and GQG Partners International Quality Dividend Income Fund) – Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns, including a daily quota that limits the maximum net purchases under Stock Connect each day. In addition, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. Moreover, A Shares purchased through Stock Connect generally may only be sold or otherwise transferred through Stock Connect. A Fund’s investments in A Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund.

Stock Connect operates only on days when both the China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, a Fund may be subject to the risk of price fluctuations of A Shares during the time when Stock Connect is not trading. Because of the way in which A shares are held in Stock Connect, a Fund may not be able to exercise the rights of a shareholder and may be limited

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Shanghai Stock Exchange or Shenzhen Stock Exchange becomes insolvent. Stock Connect is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Stock Connect are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

U.S. Treasury Securities Risk (GQG Partners US Select Quality Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund) – A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

10. Other:

At March 31, 2022, the percentage of total shares outstanding held by shareholders for the Fund, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders, each owning 10% or greater of the aggregate shares outstanding, were as follows:

GQG Partners Emerging Markets Equity Fund	No. of Shareholders	% Ownership

Investor Shares	3	85%

Institutional Shares	3	49%

R6 Shares	3	63%

GQG Partners Global Quality Equity Fund	No. of Shareholders	% Ownership

Investor Shares	2	65%

Institutional Shares	2	65%

R6 Shares	1	99%

GQG Partners US Select Quality Equity Fund	No. of Shareholders	% Ownership

Investor Shares	1	91%

Institutional Shares	3	83%

R6 Shares	1	95%

GQG Partners Global Quality Dividend Income Fund	No. of Shareholders	% Ownership

Investor Shares	1	100%

Institutional Shares	3	88%

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

GQG Partners International Quality Dividend Income Fund	No. of Shareholders	% Ownership

Investor Shares	1	95%

Institutional Shares	2	95%

GQG Partners US Quality Dividend Income Fund	No. of Shareholders	% Ownership

Investor Shares	1	96%

Institutional Shares	2	93%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures (other than what is disclosed in the preceding paragraph) and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of March 31, 2022.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (six of the Funds constituting The Advisors’ Inner Circle Fund III, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of operations	Statements of changes in net assets	Financial highlights

GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, and GQG Partners US Select Quality Equity Fund	For the period August 1, 2021 to March 31, 2022 and for the year ended July 31, 2021	For the period August 1, 2021 to March 31, 2022 and the years ended July 31, 2021 and 2020	For each of the periods indicated therein

GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund, and GQG Partners US Quality Dividend Income Fund	For the period June 30, 2021 (commencement of operations) to March 31, 2022

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 27, 2022

We have served as the auditor of one or more investment companies in GQG Partners LLC since 2016.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2021 to March 31, 2022).

The table on the next page illustrates your Fund’s costs in two ways:

● Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

● Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

GQG Partners Emerging Markets Equity Fund

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Annualized Expense Ratios	Expenses Paid During Period*

Investor Shares

Actual Portfolio Return	$1,000.00	$917.90	1.16%	$5.55

Hypothetical 5% Return	1,000.00	1,019.15	1.16	5.84

Institutional Shares

Actual Portfolio Return	$1,000.00	$919.10	0.98	$4.69

Hypothetical 5% Return	1,000.00	1,020.04	0.98	4.94
R6 Shares
Actual Portfolio Return	$1,000.00	$919.10	0.98	$4.69
Hypothetical 5% Return	1,000.00	1,020.04	0.98	4.94

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). *

GQG Partners Global Quality Equity Fund

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Annualized Expense Ratios	Expenses Paid During Period*

Investor Shares

Actual Portfolio Return	$1,000.00	$1,078.10	0.91%	$4.71

Hypothetical 5% Return	1,000.00	1,020.39	0.91	4.58

Institutional Shares

Actual Portfolio Return	$1,000.00	$1,079.20	0.75	$3.89

Hypothetical 5% Return	1,000.00	1,021.19	0.75	3.78

R6 Shares

Actual Portfolio Return	$1,000.00	$1,078.50	0.75	$3.89

Hypothetical 5% Return	1,000.00	1,021.19	0.75	3.78

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

*

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

GQG Partners US Select Quality Equity Fund

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Annualized Expense Ratios	Expenses Paid During Period*

Investor Shares

Actual Portfolio Return	$1,000.00	$1,126.10	0.59%	$3.13

Hypothetical 5% Return	1,000.00	1,021.99	0.59	2.97

Institutional Shares

Actual Portfolio Return	$1,000.00	$1,126.70	0.49	$2.60

Hypothetical 5% Return	1,000.00	1,022.49	0.49	2.47

R6 Shares

Actual Portfolio Return	$1,000.00	$1,126.60	0.49	$2.60

Hypothetical 5% Return	1,000.00	1,022.49	0.49	2.47

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). *

GQG Partners Global Quality Dividend Income Fund
	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Annualized Expense Ratios	Expenses Paid During Period*

Investor Shares

Actual Portfolio Return	$1,000.00	$1,067.60	0.75%	$3.87

Hypothetical 5% Return	1,000.00	1,021.19	0.75	3.78

Institutional Shares

Actual Portfolio Return	$1,000.00	$1,067.60	0.75	$3.87

Hypothetical 5% Return	1,000.00	1,021.19	0.75	3.78

	*

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

GQG Partners International Quality Dividend Income Fund

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Annualized Expense Ratios	Expenses Paid During Period*

Investor Shares

Actual Portfolio Return	$1,000.00	$989.40	0.79%	$3.92

Hypothetical 5% Return	1,000.00	1,020.99	0.79	3.98

Institutional Shares

Actual Portfolio Return	$1,000.00	$989.40	0.79	$3.92

Hypothetical 5% Return	1,000.00	1,020.99	0.79	3.98

* * Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

GQG Partners US Quality Dividend Income Fund
	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Annualized Expense Ratios	Expenses Paid During Period*

Investor Shares

Actual Portfolio Return	$1,000.00	$1,172.80	0.49%	$2.65

Hypothetical 5% Return	1,000.00	1,022.49	0.49	2.47

Institutional Shares

Actual Portfolio Return	$1,000.00	$1,172.80	0.49	$2.65

Hypothetical 5% Return	1,000.00	1,022.49	0.49	2.47

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on March 17, 2022, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021. The Program Administrator’s report included an assessment of how market conditions caused by the COVID-19 pandemic impacted the Funds’ liquidity risk during the period covered by the report. The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk during the period covered by the report. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report further noted that no material changes have been made to the Program during the period covered by the report. The Program Administrator’s report also noted that the Board approved a change to the membership of the committee serving as Program Administrator.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

INVESTMENT ADVISORY AGREEMENT (Unaudited)

GQG Partners Emerging Markets Equity Fund

GQG Partners US Select Quality Equity Fund

GQG Partners Global Quality Equity Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the advisory agreement (the “Agreement”) of the GQG Partners Emerging Markets Equity Fund, the GQG Partners US Select Quality Equity Fund and the GQG Partners Global Quality Equity Fund (each a “Fund” and collectively, the “Funds”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on December 17, 2021 to decide whether to renew the Agreement for an additional one-year term (the “December Meeting”). The December Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the December Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the December Meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the December Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the December Meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the December Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2022

the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

[This Page Intentionally Left Blank]

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who may be an “interested” person of the Trust as deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-362-8333. The following chart lists Trustees and Officers as of March 31, 2022:

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES2 3

William M. Doran (Born: 1940)	Chairman of Board of Trustees (since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]

Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.

Thomas P. Lemke (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

Nichelle Maynard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Other Directorships

Held in the Past Five Years4

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, JP Morgan Active Exchange-Traded Funds (33 Portfolios) and Symmetry Panoramic Trust (8 Portfolios). Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd. Director of Element Solutions Inc., Director of Xerox Holdings Corporation, and Director for Lucid Group, Inc.

Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

3	Trustees oversee 57 funds in The Advisors’ Inner Circle Fund III.

4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INDEPENDENT TRUSTEES (continued)[2]

Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.

Randall S. Yanker (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

OFFICERS

Michael Beattie (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments Company, since 2004.

James Bernstein (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Trustees oversee 57 funds in The Advisors’ Inner Circle Fund III.

3

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Other Directorships

Held in the Past Five Years3

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)

Russell Emery (Born: 1962)	Chief Compliance Officer (since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Chief Compliance Officer of Schroder Global Series Trust to 2021. Chief Compliance Officer of Schroder Series Trust and The KP Funds to 2022.

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Other Directorships Held in the Past Five Years

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

Bridget E. Sudall (Born: 1980)	Privacy Officer (since 2015) Anti-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Other Directorships Held in the Past Five Years

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a March 31, 2022 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2022 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended March 31, 2022, the Funds are designating the following items with regard to distributions paid during the period.

Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividend(4)	Short-Term Capital Gain Dividend(5)	Foreign Tax Credit

GQG Partners Emerging Markets Equity Fund

0.00%	35.84%	64.16%	100.00%	2.25%	55.64%	0.00%	0.00%	0.00%	6.10%

GQG Partners Global Quality Equity Fund

0.00%	0.00%	100.00%	100.00%	51.18%	84.93%	0.00%	0.00%	0.00%	0.00%

GQG Partners US Select Quality Equity Fund

0.00%	44.94%	55.06%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%

GQG Partners Global Quality Dividend Income Fund

3.15%	0.00%	96.85%	100.00%	34.77%	99.08%	0.00%	0.01%	0.00%	0.00%

GQG Partners International Quality Dividend Income Fund

0.00%	0.00%	100.00%	100.00%	11.31%	90.44%	0.00%	0.00%	0.00%	7.09%

GQG Partners US Quality Dividend Income Fund

1.22%	0.00%	98.78%	100.00%	66.52%	73.72%	0.00%	0.02%	0.00%	0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distributions. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5) The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempted from U.S. withholding tax when paid to foreign investors.

GQG Partners Emerging Markets Equity Fund intends to pass through a foreign tax credit to shareholders. For the fiscal period ended March 31, 2022, the total amount of foreign source income is $229,087,201. The total amount of foreign tax paid is $22,059,203. A shareholders allocable share of the foreign tax credit will be reported on Form 1099-DIV.

GQG Partners International Quality Dividend Income Fund intends to pass through a foreign tax credit to shareholders. For the fiscal period ended March 31, 2022, the total amount of foreign source income is $1,162,726. The total amount of foreign tax paid is $78,811. A shareholders allocable share of the foreign tax

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

credit will be reported on Form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2022. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

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GQG Partners Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-866-362-8333

Investment Adviser:

GQG Partners LLC

450 East Las Olas Boulevard, Suite 750

Fort Lauderdale, FL 33301

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described. Investors should read it carefully before investing or sending money.

GQG-AR-001-0600

Item 2.    Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.    Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is considered to be “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE March 31, 2022			FYE July 31, 2021
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$704,715	$0	$11,990	$730,515	$0	$11,990
(b)	Audit-Related Fees	$4,000	$0	$0	$4,000	$0	$0
(c)	Tax Fees(2)	$0	$0	$7,994	$0	$0	$90,000
(d)	All Other Fees	$0	$0	$10,000	$0	$0	$1,473

Notes:

(1) Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2) Tax return preparation fees for affiliates of the Funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	FYE March 31, 2022	FYE July 31, 2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)        Not applicable.

(g)        The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended March 31, 2022 and July 31, 2021 were $17,994 and $91,473 respectively.

(h)        During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13. Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: June 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: June 9, 2022

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO
Date: June 9, 2022